UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2012

Date of reporting period: December 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein U.S. Strategic Research Portfolio

December 31, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 21, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein U.S. Strategic Research Portfolio (the “Fund”), for the semi-annual reporting period ended December 31, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund pursues opportunistic growth by investing primarily in a diversified portfolio of U.S. companies in multiple industries that may benefit from innovation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by U.S. companies.

The Fund invests in securities issued by companies from multiple industries in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund may invest up to 20% of its net assets in equity and fixed income securities issued by non-U.S. corporate and governmental issuers. The Fund may invest in both developed and emerging market countries. The percentage of the Fund’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with AllianceBernstein L.P.’s (the “Adviser’s”) assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. The Fund may also invest in synthetic foreign equity securities, which are a type of warrant used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero coupon bonds. Normally, the Fund invests in about 40-60 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 3 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index.

During both the six- and 12-month periods ended December 31, 2011, the Fund declined and underperformed its benchmark, before sales charges.

Performance suffered from both sector allocation and stock selection due to

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	1

the Fund’s pro-cyclical and long-duration tilt, for both the six- and 12-month periods. In the six-month period, the Fund’s overweight to materials and underweight to consumer staples detracted, combined with stock selection in the consumer discretionary, healthcare and technology sectors. Security selection within the healthcare sector detracted, as these firms were negatively impacted by governments dealing with already constrained budgets. In the financial sector, stock selection benefitted, as the Fund did not own many of the names adversely affected during the year.

In the 12-month period, the underweights to materials and consumer staples were again the largest negative sector allocations. Stock selection in healthcare, consumer discretionary and energy detracted the most. In general, stock selection suffered from the long-duration nature of many of the Fund’s themes.

Market Review and Investment Strategy

Amidst high volatility and generally risk-averse market conditions, the Strategic Research Investment Team (the “Team”) adhered to their process of investing in companies poised to benefit from long-term, global, disruptive trends, while at the same time carefully assessing the current macroeconomic outlook. During both the six- and 12-month periods, the Team progressively raised the Fund’s exposure to long-term themes, while lowering exposure to defensives and companies with high current profit-

ability. The Team believes valuations of many innovative companies discount sharply decelerating growth, offering long-term investors attractive opportunities.

During 2011, the Team made three key macroeconomic calls and remained pro-cyclically positioned. The Team called for the U.S. economic recovery to continue while many were forecasting a double-dip recession. They expected inflation in emerging markets to fall, and the central banks of large emerging market economies to relax monetary policy; by year-end reserve requirements in China and the policy rate in Brazil had been cut. Finally, while the Team thought the European sovereign debt situation would be a significant headwind for equity markets in the region and minimized exposure, the Team did not expect it to ignite a global systemic financial crisis. While the Team’s macroeconomic expectations were largely validated by the market by year-end 2011, and their more cyclical themes began to contribute in the fourth quarter, long-duration stocks were still held back by risk aversion.

The Team maintains its conviction in six long-term themes, including Web 2.0, Genomic Age in Medicine, (re) Emerging Middle Class, Energy Transformation, Heightened Cyclicality, and Financial Reformation. The Team anticipates the Fund’s long-term process should keep shareholders in good stead as fears abate and earnings growth is once again rewarded by investors.

2	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500® Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Foreign (Non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Capitalization Size Risk (Small/Mid): Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein U.S. Strategic Research Portfolio
Class A	-19.88%	-18.25%

Class C	-20.14%	-18.83%

Advisor Class†	-19.74%	-17.97%

Class R†	-20.01%	-18.50%

Class K†	-19.88%	-18.24%

Class I†	-19.76%	-18.05%

S&P 500 Index	-3.69%	2.11%

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	-18.25%	-21.70%
Since Inception*	0.52%	-1.60%

Class C Shares
1 Year	-18.83%	-19.64%
Since Inception*	-0.17%	-0.17%

Advisor Class Shares**
1 Year	-17.97%	-17.97%
Since Inception*	0.83%	0.83%

Class R Shares**
1 Year	-18.50%	-18.50%
Since Inception*	0.27%	0.27%

Class K Shares**
1 Year	-18.24%	-18.24%
Since Inception*	0.54%	0.54%

Class I Shares**
1 Year	-18.05%	-18.05%
Since Inception*	0.80%	0.80%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 4.67%, 6.02%, 3.67%, 11.35%, 11.07%, and 10.80% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.35%, 2.05%, 1.05%, 1.55%, 1.30%, and 1.05% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

*	Inception date: 12/23/2009.

**	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2011)
SEC Returns

Class A Shares
1 Year	-21.70%
Since Inception*	-1.60%

Class C Shares
1 Year	-19.64%
Since Inception*	-0.17%

Advisor Class Shares**
1 Year	-17.97%
Since Inception*	0.83%

Class R Shares**
1 Year	-18.50%
Since Inception*	0.27%

Class K Shares**
1 Year	-18.24%
Since Inception*	0.54%

Class I Shares**
1 Year	-18.05%
Since Inception*	0.80%

*	Inception date: 12/23/2009.

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$801.20	$6.11	1.35%
Hypothetical**	$1,000	$1,018.35	$6.85	1.35%
Class C
Actual	$1,000	$798.60	$9.27	2.05%
Hypothetical**	$1,000	$1,014.83	$10.38	2.05%
Advisor Class
Actual	$1,000	$802.60	$4.76	1.05%
Hypothetical**	$1,000	$1,019.86	$5.33	1.05%
Class R
Actual	$1,000	$799.90	$7.01	1.55%
Hypothetical**	$1,000	$1,017.34	$7.86	1.55%
Class K
Actual	$1,000	$801.20	$5.89	1.30%
Hypothetical**	$1,000	$1,018.60	$6.60	1.30%
Class I
Actual	$1,000	$802.40	$4.76	1.05%
Hypothetical**	$1,000	$1,019.86	$5.33	1.05%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period), respectively.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	7

Fund Expenses

PORTFOLIO SUMMARY

December 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $25.8

TEN LARGEST HOLDINGS**

December 31, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Apple, Inc.	$1,156,680	4.5%
Illumina, Inc.	912,419	3.5
Weyerhaeuser Co.	835,781	3.2
Wells Fargo & Co.	828,316	3.2
QUALCOMM, Inc.	816,397	3.2
Amazon.com, Inc.	798,164	3.1
Juniper Networks, Inc.	779,254	3.0
Kinder Morgan, Inc./Delaware	744,253	2.9
Goldcorp, Inc.	743,400	2.9
Barrick Gold Corp.	730,109	2.8
	$8,344,773	32.3%

*	All data are as of December 31, 2011. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.9%
Information Technology – 25.9%
Communications Equipment – 7.4%
F5 Networks, Inc.(a)	3,030	$321,544
Juniper Networks, Inc.(a)	38,180	779,254
QUALCOMM, Inc.	14,925	816,397

		1,917,195

Computers & Peripherals – 5.4%
Apple, Inc.(a)	2,856	1,156,680
NetApp, Inc.(a)	6,305	228,682

		1,385,362

Internet Software & Services – 5.1%
Akamai Technologies, Inc.(a)	8,910	287,615
Equinix, Inc.(a)	6,915	701,181
Google, Inc. – Class A(a)	503	324,887

		1,313,683

Semiconductors & Semiconductor Equipment – 2.5%
NVIDIA Corp.(a)	46,210	640,471

Software – 5.5%
Intuit, Inc.	5,360	281,882
Red Hat, Inc.(a)	14,180	585,492
Salesforce.com, Inc.(a)	5,547	562,799

		1,430,173

		6,686,884

Energy – 17.5%
Energy Equipment & Services – 6.6%
Halliburton Co.	17,115	590,638
Nabors Industries Ltd.(a)	23,200	402,288
National Oilwell Varco, Inc.	4,520	307,315
Schlumberger Ltd.	6,025	411,568

		1,711,809

Oil, Gas & Consumable Fuels – 10.9%
Cameco Corp.(b)	23,575	425,529
Denbury Resources, Inc.(a)	43,055	650,130
EOG Resources, Inc.	3,025	297,993
Kinder Morgan, Inc./Delaware(b)	23,135	744,253
Noble Energy, Inc.	4,020	379,448
Occidental Petroleum Corp.	3,200	299,840

		2,797,193

		4,509,002

Financials – 16.1%
Capital Markets – 1.3%
Apollo Global Management LLC	27,560	342,020

Commercial Banks – 3.2%
Wells Fargo & Co.	30,055	828,316

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Finance – 1.5%
American Express Co.	7,880	$371,700

Diversified Financial Services – 6.9%
Citigroup, Inc.	9,720	255,733
CME Group, Inc. – Class A	1,952	475,644
IntercontinentalExchange, Inc.(a)	3,021	364,181
JPMorgan Chase & Co.	20,660	686,945

		1,782,503

Real Estate Investment Trusts (REITs) – 3.2%
Weyerhaeuser Co.	44,766	835,781

		4,160,320

Materials – 11.4%
Chemicals – 4.3%
Air Products & Chemicals, Inc.	3,700	315,203
Dow Chemical Co. (The)	17,930	515,667
Monsanto Co.	4,030	282,382

		1,113,252

Metals & Mining – 7.1%
Barrick Gold Corp.	16,135	730,109
Freeport-McMoRan Copper & Gold, Inc.	9,930	365,324
Goldcorp, Inc.	16,800	743,400

		1,838,833

		2,952,085

Consumer Discretionary – 11.3%
Auto Components – 2.2%
Johnson Controls, Inc.	17,970	561,742

Automobiles – 1.6%
Toyota Motor Corp. (Sponsored ADR)	6,385	422,240

Hotels, Restaurants & Leisure – 1.7%
Ctrip.com International Ltd. (ADR)(a)(b)	18,350	429,390

Internet & Catalog Retail – 3.1%
Amazon.com, Inc.(a)	4,611	798,164

Media – 2.7%
Interpublic Group of Cos., Inc. (The)	25,875	251,764
Walt Disney Co. (The)	12,235	458,813

		710,577

		2,922,113

Health Care – 7.9%
Health Care Providers & Services – 1.9%
Laboratory Corp. of America Holdings(a)	5,565	478,423

Life Sciences Tools & Services – 4.7%
Illumina, Inc.(a)	29,935	912,419
Thermo Fisher Scientific, Inc.(a)	6,700	301,299

		1,213,718

10	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 1.3%
Novartis AG (ADR)	6,020	$344,163

		2,036,304

Industrials – 7.9%
Construction & Engineering – 2.2%
Shaw Group, Inc. (The)(a)	20,615	554,543

Electrical Equipment – 2.0%
Babcock & Wilcox Co. (The)(a)	21,540	519,976

Machinery – 3.7%
Cummins, Inc.	4,865	428,217
Deere & Co.	6,890	532,942

		961,159

		2,035,678

Consumer Staples – 0.9%
Personal Products – 0.9%
Estee Lauder Cos., Inc. (The) – Class A	2,153	241,825

Total Investments Before Security Lending Collateral for Securities Loaned – 98.9% (cost $27,306,149)		25,544,211

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 6.3%
Investment Companies – 6.3%
AllianceBernstein Exchange Reserves – Class I, 0.14%(c) (cost $1,616,748)	1,616,748	1,616,748

Total Investments – 105.2% (cost $28,922,897)		27,160,959
Other assets less liabilities – (5.2)%		(1,348,278)

Net Assets – 100.0%		$25,812,681

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	11

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $27,306,149)	$25,544,211 (a)
Affiliated issuers (cost $1,616,748—including investment of cash collateral for securities loaned of $1,616,748)	1,616,748
Receivable for investment securities sold	255,113
Receivable due from Adviser	48,841
Dividends receivable	33,097
Receivable for capital stock sold	11,786

Total assets	27,509,796

Liabilities
Due to custodian	5,641
Payable for collateral received on securities loaned	1,616,748
Payable for investment securities purchased	19,731
Payable for capital stock redeemed	3,961
Distribution fee payable	1,456
Transfer Agent fee payable	1,284
Accrued expenses	48,294

Total liabilities	1,697,115

Net Assets	$25,812,681

Composition of Net Assets
Capital stock, at par	$25,903
Additional paid-in capital	32,499,950
Accumulated net investment loss	(10,769)
Accumulated net realized loss on investment and foreign currency transactions	(4,940,472)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(1,761,931)

$25,812,681

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$2,197,409	221,330	$9.93	*

C	$989,283	100,878	$9.81

Advisor	$22,596,312	2,265,126	$9.98

R	$9,854	1,000	$9.85

K	$9,892	1,000	$9.89

I	$9,931	1,000	$9.93

(a)	Includes securities on loan with a value of $1,599,172 (see Note E).

*	The maximum offering price per share for Class A shares was $10.37 which reflects a sales charge of 4.25%.

See notes to financial statements.

12	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2011 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,720)	$129,977
Affiliated issuers	271
Securities lending income	10,645	$140,893

Expenses
Advisory fee (see Note B)	97,651
Distribution fee—Class A	5,378
Distribution fee—Class C	5,932
Distribution fee—Class R	26
Distribution fee—Class K	13
Transfer agency—Class A	1,861
Transfer agency—Class C	748
Transfer agency—Advisor Class	13,080
Transfer agency—Class R	3
Transfer agency—Class K	5
Transfer agency—Class I	7
Registration fees	67,406
Custodian	45,270
Legal	27,372
Administrative	25,930
Audit	19,812
Printing	15,100
Directors’ fees	5,628
Miscellaneous	5,082

Total expenses	336,304
Less: expenses waived and reimbursed by the Adviser (see Note B)	(188,243)

Net expenses		148,061

Net investment loss		(7,168)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(4,711,958)
Foreign currency transactions		61
Net change in unrealized appreciation/depreciation of:
Investments		(1,357,125)
Foreign currency denominated assets and liabilities		(38)

Net loss on investment and foreign currency transactions		(6,069,060)

Net Decrease in Net Assets from Operations		$(6,076,228)

See notes to financial statements.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	13

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2011 (unaudited)		Year Ended June 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(7,168)		$(32,356)
Net realized gain (loss) on investment and foreign currency transactions	(4,711,897)		10,145
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,357,163)		(286,387)

Net decrease in net assets from operations	(6,076,228)		(308,598)
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(9,289)
Class C	– 0	–	(1,664)
Advisor Class	– 0	–	(13,539)
Class R	– 0	–	(158)
Class K	– 0	–	(173)
Class I	– 0	–	(188)
Net realized gain on investment transactions
Class A	(14,851)		– 0	–
Class C	(7,249)		– 0	–
Advisor Class	(151,220)		– 0	–
Class R	(67)		– 0	–
Class K	(67)		– 0	–
Class I	(67)		– 0	–
Capital Stock Transactions
Net increase (decrease)	(980,760)		31,843,736

Total increase (decrease)	(7,230,509)		31,510,127
Net Assets
Beginning of period	33,043,190		1,533,063

End of period (including accumulated net investment loss of $(10,769) and distributions in excess of net investment income of $(3,601), respectively)	$25,812,681		$33,043,190

See notes to financial statements.

14	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select U.S. Equity Portfolio and AllianceBernstein Dynamic All Market Portfolio (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein International Discovery Equity Portfolio commenced operations on October 26, 2010. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select U.S. Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein U.S. Strategic Research Portfolio (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. As of December 31, 2011, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	15

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the

16	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2011:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$25,544,211		$	– 0	–	$	– 0	–	$25,544,211
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,616,748			– 0	–		– 0	–	1,616,748

Total Investments in Securities	27,160,959			– 0	–		– 0	–	27,160,959
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total	$27,160,959		$	– 0	–	$	– 0	–	$27,160,959

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	17

Notes to Financial Statements

rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to each Portfolio’s respective net

18	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.35%, 2.05%, 1.05%, 1.55%, 1.30% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until December 23, 2012. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or exceed the amount of offering expenses as recorded by the Fund on or before December 23, 2012. This fee waiver and/or expense reimbursement agreement may not be terminated before November 1, 2012. For the six months ended December 31, 2011, such reimbursement amounted to $162,313. For the period from inception through December 31, 2011, such reimbursement amounting to $721,173 is subject to repayment, not to exceed the amount of offering expenses of $142,530.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2011, the Adviser voluntarily agreed to waive such fees in the amount of $25,930.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,001 for the six months ended December 31, 2011.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	19

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $233 from the sale of Class A shares and received $675 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the six months ended December 31, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended December 31, 2011 is as follows:

Market Value June 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2011 (000)			Dividend Income (000)
$104	$9,346	$9,450	$	– 0	–	$	– 0	–*

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the six months ended December 31, 2011 amounted to $28,135, of which $82 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $41,017, $1,609 and $1,662 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may

20	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$19,705,347		$21,064,372
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$662,339
Gross unrealized depreciation	(2,424,277)

Net unrealized depreciation	$(1,761,938)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Fund did not engage in derivatives transactions for the six months ended December 31, 2011.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	21

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Company’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2011, the Fund had securities on loan with a value of $1,599,172 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $1,616,748. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $10,645 and $271 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended December 31, 2011; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended December 31, 2011 is as follows:

Market Value June 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2011 (000)	Dividend Income (000)
$ – 0 –	$4,583	$2,966	$1,617	$	– 0	–*

*	Amount is less than $500.

22	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2011 (unaudited)	Year Ended June 30, 2011	Six Months Ended December 31, 2011 (unaudited)	Year Ended June 30, 2011

Class A
Shares sold	106,118	1,082,836	$1,077,898	$13,640,888

Shares issued in reinvestment of dividends and distributions	1,163	681	11,304	7,823

Shares redeemed	(644,283)	(384,725)	(7,094,251)	(4,877,401)

Net increase (decrease)	(537,002)	698,792	$(6,005,049)	$8,771,310

Class C
Shares sold	26,987	96,617	$302,385	$1,186,165

Shares issued in reinvestment of dividends and distributions	677	112	6,511	1,280

Shares redeemed	(30,489)	(12)	(303,994)	(155)

Net increase (decrease)	(2,825)	96,717	$4,902	$1,187,290

Advisor Class
Shares sold	504,786	1,684,267	$5,197,479	$21,921,114

Shares issued in reinvestment of dividends and distributions	3,835	32	37,467	367

Shares redeemed	(21,587)	(2,936)	(215,559)	(36,345)

Net increase	487,034	1,681,363	$5,019,387	$21,885,136

There were no transactions in capital shares for Class R, Class K or Class I for the six months ended December 31, 2011.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	23

Notes to Financial Statements

liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2011.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended June 30, 2011 and fiscal period ended June 30, 2010 were as follows:

	2011			2010
Distributions paid from:
Ordinary income	$	– 0	–	$	– 0	–
Long-term capital gains		25,011			– 0	–

Total taxable distributions		$25,011		$	– 0	–

24	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

As of June 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$	– 0	–
Undistributed long-term gains		162,360	(a)
Unrealized appreciation/(depreciation)		(622,182	)(b)

Total accumulated earnings/(deficit)		$(459,822	)(c)

(a)	During the fiscal year ended June 30, 2011, the Fund utilized capital loss carryforwards of $9,929.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of loss on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE J

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	25

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2011 (unaudited)		Year Ended June 30, 2011		December 23 2009(a) to June 30, 2010

Net asset value, beginning of period	$ 12.48		$ 9.22		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.03)		(.06)		(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.45)		3.44	†	(.76)

Net increase (decrease) in net asset value from operations	(2.48)		3.38		(.78)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.12)		– 0	–
Distributions from net realized gain on investment transactions	(.07)		– 0	–	– 0	–

Total dividends and distributions	(.07)		(.12)		– 0	–

Net asset value, end of period	$ 9.93		$ 12.48		$ 9.22

Total Return
Total investment return based on net asset value(d)	(19.88)%		36.81%		(7.80)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,198		$9,462		$549
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35	%(e)	1.35	%(f)	1.35	%(e)
Expenses, before waivers/reimbursements	2.53	%(e)	4.67	%(f)	37.39	%(e)
Net investment loss(c)	(.52	)%(e)	(.44	)%(f)	(.46	)%(e)
Portfolio turnover rate	76%		82%		59%

See footnote summary on page 31.

26	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended December 31, 2011 (unaudited)		Year Ended June 30, 2011		December 23 2009(a) to June 30, 2010

Net asset value, beginning of period	$ 12.37		$ 9.18		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)		(.13)		(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.44)		3.42	†	(.77)

Net increase (decrease) in net asset value from operations	(2.49)		3.29		(.82)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.10)		– 0	–
Distributions from net realized gain on investment transactions	(.07)		– 0	–	– 0	–

Total dividends and distributions	(.07)		(.10)		– 0	–

Net asset value, end of period	$ 9.81		$ 12.37		$ 9.18

Total Return
Total investment return based on net asset value(d)	(20.14)%		35.93%		(8.20)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$989		$1,283		$64
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.05	%(e)	2.05	%(f)	2.05	%(e)
Expenses, before waivers/reimbursements	3.47	%(e)	6.02	%(f)	40.51	%(e)
Net investment loss(c)	(.96	)%(e)	(1.09	)%(f)	(1.04	)%(e)
Portfolio turnover rate	76%		82%		59%

See footnote summary on page 31.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended December 31, 2011 (unaudited)		Year Ended June 30, 2011		December 23 2009(a) to June 30, 2010

Net asset value, beginning of period	$ 12.52		$ 9.23		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.00	(g)	(.01)		(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.47)		3.44	†	(.76)

Net increase (decrease) in net asset value from operations	(2.47)		3.43		(.77)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.07)		– 0	–	– 0	–

Total dividends and distributions	(.07)		(.14)		– 0	–

Net asset value, end of period	$ 9.98		$ 12.52		$ 9.23

Total Return
Total investment return based on net asset value(d)	(19.74)%		37.26%		(7.70)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,596		$22,261		$893
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%(e)	1.05	%(f)	1.05	%(e)
Expenses, before waivers/reimbursements	2.54	%(e)	3.67	%(f)	45.29	%(e)
Net investment income (loss)(c)	.07	%(e)	(.05	)%(f)	(.10	)%(e)
Portfolio turnover rate	76%		82%		59%

See footnote summary on page 31.

28	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended December 31, 2011 (unaudited)		Year Ended June 30, 2011		December 23 2009(a) to June 30, 2010

Net asset value, beginning of period	$ 12.40		$ 9.20		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.03)		.07		(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.45)		3.29	†	(.77)

Net increase (decrease) in net asset value from operations	(2.48)		3.36		(.80)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.16)		– 0	–
Distributions from net realized gain on investment transactions	(.07)		– 0	–	– 0	–

Total dividends and distributions	(.07)		(.16)		– 0	–

Net asset value, end of period	$ 9.85		$ 12.40		$ 9.20

Total Return
Total investment return based on net asset value(d)	(20.01)%		36.64%		(8.00)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$12		$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%(e)	1.55	%(f)	1.55	%(e)
Expenses, before waivers/reimbursements	2.91	%(e)	11.35	%(f)	44.62	%(e)
Net investment income (loss)(c)	(.47	)%(e)	.58	%(f)	(.60	)%(e)
Portfolio turnover rate	76%		82%		59%

See footnote summary on page 31.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended December 31, 2011 (unaudited)		Year Ended June 30, 2011		December 23 2009(a) to June 30, 2010

Net asset value, beginning of period	$ 12.43		$ 9.22		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.01)		.10		(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.46)		3.28	†	(.76)

Net increase (decrease) in net asset value from operations	(2.47)		3.38		(.78)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.17)		– 0	–
Distributions from net realized gain on investment transactions	(.07)		– 0	–	– 0	–

Total dividends and distributions	(.07)		(.17)		– 0	–

Net asset value, end of period	$ 9.89		$ 12.43		$ 9.22

Total Return
Total investment return based on net asset value(d)	(19.88)%		36.85%		(7.80)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$12		$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30	%(e)	1.30	%(f)	1.30	%(e)
Expenses, before waivers/reimbursements	2.71	%(e)	11.07	%(f)	44.36	%(e)
Net investment income (loss)(c)	(.23	)%(e)	.84	%(f)	(.35	)%(e)
Portfolio turnover rate	76%		82%		59%

See footnote summary on page 31.

30	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended December 31, 2011 (unaudited)		Year Ended June 30, 2011		December 23 2009(a) to June 30, 2010

Net asset value, beginning of period	$ 12.46		$ 9.23		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.00	(g)	.13		(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.46)		3.29	†	(.76)

Net increase (decrease) in net asset value from operations	(2.46)		3.42		(.77)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.19)		– 0	–
Distributions from net realized gain on investment transactions	(.07)		– 0	–	– 0	–

Total dividends and distributions	(.07)		(.19)		– 0	–

Net asset value, end of period	$ 9.93		$ 12.46		$ 9.23

Total Return
Total investment return based on net asset value(d)	(19.76)%		37.21%		(7.70)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$13		$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%(e)	1.05	%(f)	1.05	%(e)
Expenses, before waivers/reimbursements	2.49	%(e)	10.80	%(f)	44.13	%(e)
Net investment income (loss)(c)	.04	%(e)	1.09	%(f)	(.10	)%(e)
Portfolio turnover rate	76%		82%		59%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Amount is less than $.005.

†	Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	31

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Carson, (2) Senior Vice President

Amy P. Raskin, (2) Vice President

Catherine D. Wood,(2) Vice President

Vadim Zlotnikov,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free 1-(800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser’s Strategic Research Investment Team. Mses. Raskin and Wood and Messrs. Carson and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

32	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein U.S. Strategic Research Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	33

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The advisory fee schedule of the Portfolio, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories3 of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee	Net Assets 03/31/11 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$36.0	U.S. Strategic Research Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $42,477 (6.4% of the Portfolio’s average daily net assets) for such services.4

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written notice prior to

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The amount was waived in its entirety by the Adviser. The Portfolio commenced operations on December 23, 2009.

34	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

the termination date of the undertaking. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5]		Fiscal Year End
U.S. Strategic Research Portfolio	Advisor Class A Class C Class R Class K Class I	1.05 1.35 2.05 1.55 1.30 1.05	% % % % % %	19.62 17.68 17.82 19.33 19.06 18.77	% % % % % %	June 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as the Portfolio’s Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as the Portfolio’s counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing funds with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational

5	Annualized

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	35

damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:7

Portfolio	Net Assets ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Adv. Fee (%)
U.S. Strategic Research Portfolio	$36.0	U.S. Thematic Research 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $25m	0.604	0.750

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Fund	Luxembourg Fund	Fee[8]
U.S. Strategic Research Portfolio	U.S. Thematic Research Portfolio Class A Class I	1.50% 0.70%

6	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

36	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the subject Portfolio.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.12

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
U.S. Strategic Research Portfolio	0.750	0.874	3/16

9	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The Fund’s EG includes the Fund, two other Multi-Cap Growth Funds (“MLGE”), two Mid-Cap Value Funds (“MCVE”), six Mid-Cap Core Funds (“MCCE”), two Multi-Cap Core Funds (“MLCE”) and three Mid-Cap Growth Funds (“MCGE”).

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	37

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.14 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.15

Fund	Expense Ratio (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Strategic Research Portfolio	1.350	1.500	5/16	1.348	100/192

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative during calendar year 2010.16

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The Portfolio’s EU includes the Portfolio, EG and all other MLGE, MCVE, MCCE, MLCE and MCGE funds, excluding outliers.

16	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Portfolio.

38	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $55, $631 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $6,049 in fees from the Portfolio.17

The Portfolio did not effect brokerage transactions and pay commissions during the most recently completed fiscal year to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB.” The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. During the Portfolio’s most recently completed fiscal year, there were no fees paid by the Portfolio to ABIS under the offset agreement between the Portfolio and ABIS.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	39

any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

18	The Deli study was originally published in 2002 based on 1997 data.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

40	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGY.

With assets under management of $477 billion as of March 31, 2011, the Adviser has the investment experience to manage the portfolio assets of the Portfolio and provide non-investment services to the Portfolio.

The information prepared by Lipper shows the 1 year performance ranking of the Portfolio21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended February 28, 2011.23

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	34.35	29.49	26.98	1/3	8/84

Set forth below is the 1 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
U.S. Strategic Research Portfolio	34.35	25.94	17.97	1.67	1
S&P 500 Index	22.58	17.69	17.73	1.19	1
Inception Date: December 23, 2009

21	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns shown were provided by Lipper.

22	The Portfolio’s PG/PU is not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of a fund even if a fund had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	41

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

42	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	43

AllianceBernstein Family of Funds

NOTES

44	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

USSR-0152-1211

SEMI-ANNUAL REPORT

AllianceBernstein International Discovery Equity Portfolio

December 31, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 22, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Discovery Equity Portfolio (the “Fund”), for the semi-annual reporting period ended December 31, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of small-and mid-capitalization non-U.S. companies. Normally the Fund invests in 150-200 companies. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P. (the “Adviser”)) in securities of non-U.S. companies. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

The Fund may invest in securities issued by non-U.S. companies in any industry sector and country. The Adviser employs a “bottom-up” investment process that focuses on a company’s prospective earnings growth, valuation and quality of management. The Fund does not target particular country or sector weightings. The percentage of the Fund’s assets invested in securities of companies in a particular country or industry sector (or denominated in a particular currency) varies in accordance with the Adviser’s assessment of the appreciation potential of such securities. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company, regardless of general business conditions or movements of the market as a whole. The Fund invests in both developed and emerging market countries. The Fund may use derivatives, such as options, futures and forwards, to gain exposure to certain non-U.S. markets.

The Fund may invest in any company and in any type of equity security, listed or unlisted, with the potential for capital appreciation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities.

The Fund may invest in established companies and also in new and less-seasoned companies. The Fund’s investments in companies with smaller capitalizations may offer more reward but may also entail greater risk than is generally true of larger, more established companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from the Fund’s securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may from time to time invest in

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	1

currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-U.S. Small- and Mid-Cap (SMID) (unhedged, net).

During both the six- and 12-month periods ended December 31, 2011, the Fund declined and lagged the performance of its benchmark, before sales charges.

Fund performance for both the six- and 12-month periods was negatively affected by the volatility in international equity markets and the lower market risk appetite as global turmoil increased euro-area driven crises and global growth uncertainty. During 2011, currency was the biggest headwind to the performance of the Fund. In particular, the implicit currency exposure due to an overweight in emerging markets, as well as an underweight in Japan, had the largest negative effect on performance. Stock selection detracted from returns, particularly in the materials and healthcare sectors. Security selection within the industrials sector contributed. Sector selection was positive.

For the six-month period, security selection in the industrials and finance sectors contributed to returns, while it detracted in the consumer discretionary sector and materials sectors. Currency exposure again detracted from returns, while sector selection was positive.

The Fund did not utilize derivatives during the six- or 12-month periods ended December 31, 2011.

Market Review and Investment Strategy

2011 was a very difficult year for international equity markets. Macro issues, especially related to the euro area, political turmoil in the Middle East and well as natural disasters such as the Japanese earthquake, all contributed to a volatile equity markets.

The Portfolio Management Team remained focused on companies with high quality growth and positive earnings revisions during 2011. Although these strategies started to work during the latter part of the year, they were detrimental to performance in the earlier part of 2011, as markets were focused on high dividend and defensive stocks given the global turmoil and lack of a clear outlook.

2	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI ACWI ex-U.S. SMID (unhedged, net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI ex-U.S. SMID (unhedged, net) consists of securities across global markets excluding the U.S., including emerging markets and represents the small- and mid-capitalization of each market. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability what- soever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Liquidity Risk: The difficulty of purchasing or selling a security at an advantageous time or price.

Foreign (Non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Capitalization Size Risk (Small/Mid): Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein International Discovery Equity Fund
Class A	-20.89%	-19.00%

Class C	-21.16%	-19.50%

Advisor Class†	-20.74%	-18.70%

Class R†	-21.00%	-19.18%

Class K†	-20.90%	-18.93%

Class I†	-20.80%	-18.75%

MSCI ACWI ex-U.S. SMID (unhedged, net)	-19.11%	-16.90%

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	-19.00%	-22.41%
Since Inception*	-13.10%	-16.21%

Class C Shares
1 Year	-19.50%	-20.30%
Since Inception*	-13.62%	-13.62%

Advisor Class Shares**
1 Year	-18.70%	-18.70%
Since Inception*	-12.75%	-12.75%

Class R Shares**
1 Year	-19.18%	-19.18%
Since Inception*	-13.26%	-13.26%

Class K Shares**
1 Year	-18.93%	-18.93%
Since Inception*	-13.00%	-13.00%

Class I Shares**
1 Year	-18.75%	-18.75%
Since Inception*	-12.80%	-12.80%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 9.26%, 19.09%, 12.03%, 8.37%, 8.13%, and 7.82% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.55%, 2.25%, 1.25%, 1.75%, 1.50%, and 1.25% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

*	Inception date: 10/26/2010.

**	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2011)
SEC Returns

Class A Shares
1 Year	-22.41%
Since Inception*	-16.21%

Class C Shares
1 Year	-20.30%
Since Inception*	-13.62%

Advisor Class Shares**
1 Year	-18.70%
Since Inception*	-12.75%

Class R Shares**
1 Year	-19.18%
Since Inception*	-13.26%

Class K Shares**
1 Year	-18.93%
Since Inception*	-13.00%

Class I Shares**
1 Year	-18.75%
Since Inception*	-12.80%

*	Inception date: 10/26/2010.

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$791.10	$6.98	1.55%
Hypothetical**	$1,000	$1,017.34	$7.86	1.55%
Class C
Actual	$1,000	$788.40	$10.11	2.25%
Hypothetical**	$1,000	$1,013.83	$11.39	2.25%
Advisor Class
Actual	$1,000	$792.60	$5.63	1.25%
Hypothetical**	$1,000	$1,018.85	$6.34	1.25%
Class R
Actual	$1,000	$790.00	$7.87	1.75%
Hypothetical**	$1,000	$1,016.34	$8.87	1.75%
Class K
Actual	$1,000	$791.00	$6.75	1.50%
Hypothetical**	$1,000	$1,017.60	$7.61	1.50%
Class I
Actual	$1,000	$792.00	$5.63	1.25%
Hypothetical**	$1,000	$1,018.85	$6.34	1.25%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period), respectively.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	7

Fund Expenses

PORTFOLIO SUMMARY

December 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $7.4

*	All data are as of December 31, 2011. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 2.4% or less in the following countries: Austria, Belgium, Chile, Finland, Germany, India, Indonesia, Italy, Mongolia, Netherlands, Nigeria, Norway, Peru, Poland, Singapore, Spain, Switzerland, Taiwan, Turkey and Ukraine.

Please note: The industry classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio Summary

TEN LARGEST HOLDINGS*

December 31, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Dollarama, Inc.	$81,247	1.0%
Credicorp Ltd.	78,818	1.0
Technip SA	78,750	1.0
Petrofac Ltd.	76,713	1.0
Sumitomo Rubber Industries Ltd.	74,452	0.9
Daihatsu Motor Co., Ltd.	71,131	0.9
Barloworld Ltd.	67,304	0.9
Weir Group PLC (The)	67,231	0.9
Agrium, Inc. (Toronto)	66,450	0.8
Experian PLC	66,196	0.8
	$728,292	9.2%

*	Long-Term Investment.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	9

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 92.4%
Industrials – 21.9%
Air Freight & Logistics – 1.3%
Kintetsu World Express, Inc.	1,400	$40,664
Yamato Holdings Co., Ltd.	3,200	53,858

		94,522

Building Products – 0.9%
Assa Abloy AB	2,630	65,765

Commercial Services & Supplies – 1.8%
Mineral Resources Ltd.	4,890	55,022
Regus PLC	38,305	50,197
Transfield Services Ltd.	14,080	31,185

		136,404

Construction & Engineering – 2.3%
Monadelphous Group Ltd.	2,390	49,141
NRW Holdings Ltd.	17,460	46,102
Obrascon Huarte Lain SA	1,260	31,425
Samsung Engineering Co., Ltd.(a)	248	43,426

		170,094

Electrical Equipment – 0.8%
XP Power Ltd.	1,770	25,701
Zumtobel AG	2,440	33,759

		59,460

Industrial Conglomerates – 0.7%
Bidvest Group Ltd.	2,720	52,099

Machinery – 7.4%
Aalberts Industries NV	2,850	47,682
Alfa Laval AB	3,250	61,378
Andritz AG	730	60,372
Bradken Ltd.	7,920	57,853
Hiwin Technologies Corp.	4,000	32,425
Hydraulic Machines (GDR)(a)(b)	8,000	35,320
IMI PLC	3,070	36,237
Morgan Crucible Co. PLC	15,510	63,278
Nachi-Fujikoshi Corp.	12,000	52,928
Semperit AG Holding	910	35,011
Weir Group PLC (The)	2,130	67,231

		549,715

Marine – 1.2%
Orient Overseas International Ltd.	6,000	34,879
SITC International Holdings Co., Ltd.	201,000	51,583

		86,462

Professional Services – 1.5%
Experian PLC	4,870	66,196
Seek Ltd.	8,230	47,718

		113,914

10	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 1.7%
All America Latina Logistica SA	9,200	$45,871
Localiza Rent a Car SA	2,560	35,135
TransContainer OAO (GDR)(b)	6,360	49,608

		130,614

Trading Companies & Distributors – 1.8%
Barloworld Ltd.	7,240	67,304
ITOCHU Corp.	6,500	65,906

		133,210

Transportation Infrastructure – 0.5%
OHL Mexico SAB de CV(a)	23,680	36,484

		1,628,743

Consumer Discretionary – 17.9%
Auto Components – 3.0%
ElringKlinger AG	1,690	41,887
GKN PLC	16,920	48,048
Nokian Renkaat OYJ	1,790	57,472
Sumitomo Rubber Industries Ltd.	6,200	74,452

		221,859

Automobiles – 1.0%
Daihatsu Motor Co., Ltd.	4,000	71,131

Distributors – 0.5%
Inchcape PLC	8,560	38,946

Diversified Consumer Services – 0.4%
Anhanguera Educacional Participacoes SA	3,090	33,298

Hotels, Restaurants & Leisure – 1.3%
Ajisen China Holdings Ltd.	27,000	29,694
Club Mediterranee(a)	1,650	28,008
Shangri-La Asia Ltd.	24,666	42,489

		100,191

Household Durables – 1.5%
De’Longhi SpA	5,260	46,308
PDG Realty SA Empreendimentos e Participacoes	4,080	12,905
Rinnai Corp.	700	50,123

		109,336

Leisure Equipment & Products – 0.7%
Mobotix AG	1,785	50,762

Media – 2.7%
Informa PLC	9,240	51,806
Kabel Deutschland Holding AG(a)	1,130	57,286
Perform Group PLC(a)	19,927	64,369
Weborama	1,260	27,299

		200,760

Multiline Retail – 1.1%
Dollarama, Inc.	1,860	81,247

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 3.0%
Dufry AG(a)	590	$54,152
Dunelm Group PLC	4,900	32,738
Halfords Group PLC	5,130	23,030
Sports Direct International PLC(a)	15,480	51,250
Yamada Denki Co., Ltd.	940	64,032

		225,202

Textiles, Apparel & Luxury Goods – 2.7%
Burberry Group PLC	1,920	35,304
Hugo Boss AG	410	29,227
Mulberry Group PLC	1,430	32,697
Salvatore Ferragamo Italia SpA(a)	3,310	43,456
Trinity Ltd.	82,000	59,091

		199,775

		1,332,507

Financials – 11.0%
Capital Markets – 2.4%
Ashmore Group PLC	7,460	38,661
Hargreaves Lansdown PLC	7,400	49,443
Julius Baer Group Ltd.(a)	1,300	50,638
Partners Group Holding AG	250	43,553

		182,295

Commercial Banks – 4.3%
Banco de Chile (ADR)(c)	487	39,812
Chongqing Rural Commercial Bank(a)	59,000	30,472
Credicorp Ltd.	720	78,818
Grupo Financiero Banorte SAB de CV – Class O	12,600	38,148
NOMOS-BANK (GDR)(a)(b)	3,579	33,822
Sumitomo Mitsui Trust Holdings, Inc.	19,000	55,718
Turkiye Halk Bankasi AS	7,580	39,507

		316,297

Consumer Finance – 0.5%
Compartamos SAB de CV	29,830	36,553

Diversified Financial Services – 2.1%
Bolsa Mexicana de Valores SAB de CV	38,270	60,663
Challenger Ltd./AU	10,510	44,334
Warsaw Stock Exchange	4,760	48,529

		153,526

Insurance – 1.1%
Intact Financial Corp.	820	47,111
T&D Holdings, Inc.	4,000	37,244

		84,355

Real Estate – 0.6%
China State Construction International Holdings Ltd.	62,000	44,036

		817,062

12	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 9.3%
Communications Equipment – 1.1%
Wistron NeWeb Corp.	12,599	$20,557
ZTE Corp. – Class H	20,000	62,470

		83,027

Electronic Equipment, Instruments & Components – 2.2%
Barco NV	840	41,982
Chroma ATE, Inc.	21,760	42,642
Unimicron Technology Corp.	30,000	35,233
Yaskawa Electric Corp.	5,000	42,343

		162,200

Internet Software & Services – 0.8%
LBi International NV(a)	13,230	29,564
Mail.ru Group Ltd. (GDR)(a)(b)	1,250	32,500

		62,064

IT Services – 1.2%
Itochu Techno-Solutions Corp.	1,300	58,312
NET One Systems Co., Ltd.	10	27,220

		85,532

Semiconductors & Semiconductor Equipment – 0.8%
Duksan Hi-Metal Co., Ltd.(a)	2,720	60,134

Software – 3.2%
Aveva Group PLC	1,870	41,571
Fidessa Group PLC	2,370	55,707
GameLoft SA(a)	7,090	44,293
International Games System Co., Ltd.	6,000	40,097
Square Enix Holdings Co., Ltd.	2,700	52,916

		234,584

		687,541

Energy – 8.2%
Energy Equipment & Services – 3.6%
Anton Oilfield Services Group	204,000	22,261
Petrofac Ltd.	3,430	76,713
Petroleum Geo-Services ASA(a)	3,870	42,177
Precision Drilling Corp.(a)	4,370	45,040
Technip SA	840	78,750

		264,941

Oil, Gas & Consumable Fuels – 4.6%
Adaro Energy Tbk PT	212,000	41,257
Afren PLC(a)	40,300	53,623
Golar LNG Ltd.	450	19,754
Gulf Keystone Petroleum Ltd.(a)(c)	13,370	39,703
MEG Energy Corp.(a)	840	34,276
Pacific Rubiales Energy Corp.	2,690	49,457
QGEP Participacoes SA	6,330	55,995
Ultrapar Participacoes SA (ADR)	3,010	51,772

		345,837

		610,778

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 7.8%
Beverages – 0.6%
Tsingtao Brewery Co., Ltd.	8,000	$44,166

Food & Staples Retailing – 3.3%
Bizim Toptan Satis Magazalari AS	2,090	20,702
Eurocash SA	4,480	36,924
FamilyMart Co., Ltd.	1,100	44,421
Grupo Comercial Chedraui SA de CV	14,130	35,642
Magnit OJSC(a)	38	3,245
Magnit OJSC (GDR)(b)	2,060	43,590
Tsuruha Holdings, Inc.	1,100	61,363

		245,887

Food Products – 2.3%
Cosan Ltd.	3,970	43,511
Mhp SA (GDR)(a)(b)	2,780	29,774
Toyo Suisan Kaisha Ltd.	2,000	48,399
Vilmorin & Cie	545	51,875

		173,559

Household Products – 1.0%
LG Household & Health Care Ltd.(a)	120	50,788
Vinda International Holdings Ltd.	15,000	19,204

		69,992

Personal Products – 0.6%
Amorepacific Corp.(a)	50	45,660

		579,264

Materials – 7.4%
Chemicals – 2.0%
Agrium, Inc. (Toronto)	990	66,450
Croda International PLC	1,790	50,110
Phosagro OAO (GDR)(b)	3,470	29,287

		145,847

Construction Materials – 0.7%
China Resources Cement Holdings Ltd.	74,000	54,776

Metals & Mining – 4.7%
African Minerals Ltd.(a)(c)	5,680	38,815
African Rainbow Minerals Ltd.	2,020	42,696
Centerra Gold, Inc.	3,340	59,013
First Quantum Minerals Ltd.	3,060	60,224
Harry Winston Diamond Corp.(a)	5,780	61,616
Koza Altin Isletmeleri AS	2,610	34,593
Mitsui Mining & Smelting Co., Ltd.	12,000	30,857
Mongolian Mining Corp.(a)	30,000	22,607

		350,421

		551,044

14	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 5.3%
Health Care Equipment & Supplies – 2.0%
Ansell Ltd.	3,980	$59,094
Cie Generale d’Optique Essilor International SA	330	23,262
Elekta AB	1,450	62,697

		145,053

Health Care Providers & Services – 0.4%
Diagnosticos da America SA	3,740	31,079

Pharmaceuticals – 2.9%
Aspen Pharmacare Holdings Ltd.(a)	5,090	60,935
Cfr Pharmaceuticals (ADR)(a)(b)	1,412	33,190
Mitsubishi Tanabe Pharma Corp.	3,100	48,974
Pharmstandard OJSC (GDR)(a)(b)	1,830	25,803
Virbac SA	290	44,921

		213,823

		389,955

Utilities – 2.0%
Electric Utilities – 1.1%
Emera, Inc.	1,350	43,783
Enersis SA (Sponsored ADR)	2,210	38,962

		82,745

Gas Utilities – 0.9%
ENN Energy Holdings Ltd	20,000	64,031

		146,776

Telecommunication Services – 1.6%
Diversified Telecommunication Services – 0.7%
Iliad SA	435	53,541

Wireless Telecommunication Services – 0.9%
Millicom International Cellular SA	660	65,934

		119,475

Total Common Stocks (cost $7,687,288)		6,863,145

WARRANTS – 1.6%
Financials – 0.5%
Commercial Banks – 0.5%
Zenith Bank PLC, Merrill Lynch Intl & Co., expiring 10/22/12(a)	528,360	39,363

Health Care – 0.6%
Health Care Equipment & Supplies – 0.2%
Opto Circuits, Merrill Lynch Intl & Co., expiring 5/02/16(a)	4,330	16,250

Pharmaceuticals – 0.4%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(a)(b)	2,940	24,794

		41,044

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 0.5%
Multi-Utilities – 0.5%
Qatar Electricity, Credit Suisse International, expiring 9/05/12(a)	970	$37,192

Total Warrants (cost $143,572)		117,599

SHORT-TERM INVESTMENTS – 5.4%
Investment Companies – 5.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(d) (cost $403,462)	403,462	403,462

Total Investments Before Security Lending Collateral for Securities Loaned – 99.4% (cost $8,234,322)		7,384,206

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.6%
Investment Companies – 1.6%
AllianceBernstein Exchange Reserves – Class I, 0.14%(d) (cost $114,782)	114,782	114,782

Total Investments – 101.0% (cost $8,349,104)		7,498,988
Other assets less liabilities – (1.0)%		(71,051)

Net Assets – 100.0%		$7,427,937

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the aggregate market value of these securities amounted to $337,688 or 4.5% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

OJSC – Open Joint Stock Company

See notes to financial statements.

16	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $7,830,860)	$6,980,744 (a)
Affiliated issuers (cost $518,244—including investment of cash collateral for securities loaned of $114,782)	518,244
Foreign currencies, at value (cost $34,738)	34,528
Receivable due from Adviser	43,296
Receivable for investment securities sold	27,952
Dividends and interest receivable	6,346

Total assets	7,611,110

Liabilities
Payable for collateral received on securities loaned	114,782
Audit fee payable	33,326
Custody fee payable	15,018
Transfer Agent fee payable	1,942
Payable for investment securities purchased and foreign currency transactions	402
Distribution fee payable	94
Accrued expenses	17,609

Total liabilities	183,173

Net Assets	$7,427,937

Composition of Net Assets
Capital stock, at par	$1,768
Additional paid-in capital	8,951,861
Distributions in excess of net investment income	(681)
Accumulated net realized loss on investment and foreign currency transactions	(674,565)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(850,446)

$7,427,937

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$263,398	31,235	$8.43	*

C	$25,616	3,061	$8.37

Advisor	$870,024	102,745	$8.47

R	$8,386	1,000.19	$8.38

K	$8,390	1,000	$8.39

I	$6,252,123	745,000	$8.39

(a)	Includes securities on loan with a value of $111,309 (see Note E).

*	The maximum offering price per share for Class A shares was $8.80 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2011 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $4,059)	$62,064
Affiliated issuers	258
Interest	2
Securities lending income	342	$62,666

Expenses
Advisory fee (see Note B)	41,067
Distribution fee—Class A	432
Distribution fee—Class C	149
Distribution fee—Class R	23
Distribution fee—Class K	11
Transfer agency—Class A	2,137
Transfer agency—Class C	220
Transfer agency—Advisor Class	7,360
Transfer agency—Class R	3
Transfer agency—Class K	2
Transfer agency—Class I	689
Custodian	60,169
Amortization of offering expenses	60,112
Registration fees	42,822
Administrative	26,667
Legal	22,813
Audit	20,863
Printing	10,894
Directors’ fees	5,202
Miscellaneous	8,714

Total expenses	310,349
Less: expenses waived and reimbursed by the Adviser (see Note B)	(258,400)

Net expenses		51,949

Net investment income		10,717

Realized and Unrealized Loss on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(657,503)
Foreign currency transactions		(5,936)
Net change in unrealized appreciation/depreciation of:
Investments		(1,332,144)
Foreign currency denominated assets and liabilities		(1,037)

Net loss on investment and foreign currency transactions		(1,996,620)

Contributions from Adviser (see Note B)		2,611

Net Decrease in Net Assets from Operations		$(1,983,292)

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2011 (unaudited)	October 26, 2010(a) to June 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,717	$15,368
Net realized gain (loss) on investment and foreign currency transactions	(663,439)	49,410
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,333,181)	482,735
Contributions from Adviser (see Note B)	2,611	2,716

Net increase (decrease) in net assets from operations	(1,983,292)	550,229
Dividends and Distributions to Shareholders from
Net investment income
Class R	(7)	(29)
Class K	(23)	(34)
Class I	(30,917)	(29,055)
Net realized gain on investment transactions
Class A	(1,306)	– 0	–
Class C	(128)	– 0	–
Advisor Class	(4,294)	– 0	–
Class R	(42)	– 0	–
Class K	(42)	– 0	–
Class I	(31,290)	– 0	–
Capital Stock Transactions
Net increase	44,712	8,913,455

Total increase (decrease)	(2,006,629)	9,434,566
Net Assets
Beginning of period	9,434,566	– 0	–

End of period (including distributions in excess of net investment income of ($681) and undistributed net investment income of $19,549, respectively)	$7,427,937	$9,434,566

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select U.S. Equity Portfolio and AllianceBernstein Dynamic All Market Portfolio (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein International Discovery Equity Portfolio commenced operations on October 26, 2010. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select U.S. Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Discovery Equity Portfolio (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. As of December 31, 2011, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

20	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	21

Notes to Financial Statements

4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2011:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Industrials	$192,799		$1,435,944		$	– 0	–	$1,628,743
Consumer Discretionary	219,118		1,113,389			– 0	–	1,332,507
Financials	301,105		482,135			33,822		817,062
Information Technology	32,500		655,041			– 0	–	687,541
Energy	236,540		374,238			– 0	–	610,778
Consumer Staples	171,648		377,842			29,774		579,264
Materials	311,183		239,861			– 0	–	551,044
Health Care	56,882		333,073			– 0	–	389,955
Utilities	82,745		64,031			– 0	–	146,776
Telecommunication Services	– 0	–	119,475			– 0	–	119,475
Warrants	– 0	–	37,192			80,407		117,599
Short-Term Investments	403,462		– 0	–		– 0	–	403,462
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	114,782		– 0	–		– 0	–	114,782

Total Investments in Securities	2,122,764		5,232,221	+		144,003		7,498,988
Other Financial Instruments*:	– 0	–	– 0	–		– 0	–	– 0	–

Total	$2,122,764		$5,232,221			$144,003		$7,498,988

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	23

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Financials		Consumer Staples			Warrants
Balance as of 6/30/11	$58,373		$	– 0	–	$	– 0	–
Accrued discounts/(premiums)	– 0	–		– 0	–		– 0	–
Realized gain (loss)	– 0	–		– 0	–		– 0	–
Change in unrealized appreciation/depreciation	(27,379)			(16,096)			(28,984)
Purchases	2,828			– 0	–		26,533
Sales	– 0	–		– 0	–		– 0	–
Transfers in to Level 3	– 0	–		45,870			82,858
Transfers out of Level 3	– 0	–		– 0	–		– 0	–

Balance as of 12/31/11	$33,822			$29,774			$80,407

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/11*	$(27,379)			$(16,096)			$(28,984)

	Total
Balance as of 6/30/11	$58,373
Accrued discounts/(premiums)	– 0	–
Realized gain (loss)	– 0	–
Change in unrealized appreciation/depreciation	(72,459)
Purchases	29,361
Sales	– 0	–
Transfers in to Level 3	128,728
Transfers out of Level 3	– 0	–

Balance as of 12/31/11	$144,003

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/11*	$(72,459)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,

24	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	25

Notes to Financial Statements

determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% in excess of $3 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25% of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until October 26, 2013. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Fund on or before October 26, 2011. This fee waiver and/or expense reimbursement agreement may not be terminated before June 30, 2013. For the six months ended December 31, 2011, such reimbursement amounted to $231,733. For the period from inception through December 31, 2011, such reimbursement amounted to $557,572, which is subject to repayment, not to exceed the amount of offering expenses of $181,291.

During the period ended June 30, 2011 and the six months ended December 31, 2011, the Adviser reimbursed the Fund $2,716 and $2,611, respectively, for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2011, the Adviser voluntarily agreed to waive such fees in the amount of $26,667.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $0 for the six months ended December 31, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the six months ended December 31, 2011.

26	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended December 31, 2011 is as follows:

Market Value June 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2011 (000)	Dividend Income (000)
$ 190	$2,184	$1,970	$404	$	– 0	–*

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the six months ended December 31, 2011 amounted to $6,527, of which $0 and $11, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $14,794, $155 and $185 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	27

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$3,333,860		$3,353,663
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$206,209
Gross unrealized depreciation	(1,056,325)

Net unrealized depreciation	$(850,116)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Fund did not engage in derivatives transactions for the six months ended December 31, 2011.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net

28	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Company’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2011, the Fund had securities on loan with a value of $111,309 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $114,782. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $342 and $64 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended December 31, 2011; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended December 31, 2011 is as follows:

Market Value June 30, 2011 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2011 (000)	Dividend Income (000)
$	– 0	–	$903	$788	$115	$0	*

*	Amount is less than $500.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	29

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Six Months Ended December 31, 2011 (unaudited)		October 26, 2010(a) to June 30, 2011		Six Months Ended December 31, 2011 (unaudited)			October 26, 2010(a) to June 30, 2011

Class A
Shares sold	131		31,062			$1,230		$326,344

Shares issued in reinvestment of distributions	151		– 0	–		1,264		– 0	–

Shares redeemed	(109)		– 0	–(b)		(912)		(2)

Net increase	173		31,062			$1,582		$326,342

Class C
Shares sold	5,148		2,340			$47,250		$23,802

Shares issued in reinvestment of distributions	10		– 0	–		86		– 0	–

Shares redeemed	(4,437)		– 0	–		(40,113)		– 0	–

Net increase	721		2,340			$7,223		$23,802

Advisor Class
Shares sold	24,300		101,007			$231,230		$1,093,305

Shares issued in reinvestment of distributions	507		– 0	–		4,252		– 0	–

Shares redeemed	(23,069)		– 0	–		(199,575)		– 0	–

Net increase	1,738		101,007			$35,907		$1,093,305

Class R
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

Class K
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

Class I
Shares sold	– 0	–	745,000		$	– 0	–	$7,450,002

Net increase	– 0	–	745,000		$	– 0	–	$7,450,002

(a)	Commencement of operations.

(b)	Share amount is less than one full share.

30	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous time or price. The Fund invests in unlisted securities and synthetic foreign equity securities, which may have greater liquidity risk.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	31

Notes to Financial Statements

prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2011.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal period ended June 30, 2011 were as follows:

2011
Distributions paid from:
Ordinary income	$29,118

Total taxable distributions	29,118

Total distributions paid	$29,118

As of June 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$64,989
Accumulated capital and other losses	– 0	–
Unrealized appreciation/(depreciation)	469,160	(a)

Total accumulated earnings/(deficit)	$534,149	(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of loss on wash sales and the tax treatment of Passive Foreign Investment Companies (PFICs).

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

32	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

NOTE J

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	33

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2011 (unaudited)		October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 10.71		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.00	)(d)	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.24)		.66
Contributions from Adviser	.00	(d)	.01

Net increase (decrease) in net asset value from operations	(2.24)		.71

Less: Distributions
Distributions from net realized gain on investment transactions	(.04)		– 0	–

Net asset value, end of period	$ 8.43		$ 10.71

Total Return
Total investment return based on net asset value(e)	(20.89)%		7.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$264		$333
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.55%		1.55%
Expenses, before waivers/reimbursements(f)	9.08%		9.26%
Net investment income (loss)(c)(f)	(.02)%		.56%
Portfolio turnover rate	43%		86%

See footnote summary on page 39.

34	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2011 (unaudited)	October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 10.67	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.04)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.22)	.72
Contributions from Adviser	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	(2.26)	.67

Less: Distributions
Distributions from net realized gain on investment transactions	(.04)	– 0	–

Net asset value, end of period	$ 8.37	$ 10.67

Total Return
Total investment return based on net asset value(e)	(21.16)%	6.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.25%	2.25%
Expenses, before waivers/reimbursements(f)	9.76%	19.09%
Net investment loss(c)(f)	(.77)%	(.75)%
Portfolio turnover rate	43%	86%

See footnote summary on page 39.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended December 31, 2011 (unaudited)	October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 10.74	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.24)	.70
Contributions from Adviser	.00 (d)	.01

Net increase (decrease) in net asset value from operations	(2.23)	.74

Less: Distributions
Distributions from net realized gain on investment transactions	(.04)	– 0	–

Net asset value, end of period	$ 8.47	$ 10.74

Total Return
Total investment return based on net asset value(e)	(20.74)%	7.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$870	$1,085
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.25%	1.25%
Expenses, before waivers/reimbursements(f)	8.76%	12.03%
Net investment income(c)(f)	.25%	.48%
Portfolio turnover rate	43%	86%

See footnote summary on page 39.

36	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2011 (unaudited)	October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 10.67	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.23)	.72
Contributions from Adviser	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	(2.24)	.70

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.03)
Distributions from net realized gain on investment transactions	(.04)	– 0	–

Total dividends and distributions	(.05)	(.03)

Net asset value, end of period	$ 8.38	$ 10.67

Total Return
Total investment return based on net asset value(e)	(21.00)%	7.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.75%	1.75%
Expenses, before waivers/reimbursements(f)	7.84%	8.37%
Net investment loss(c)(f)	(.24)%	(.24)%
Portfolio turnover rate	43%	86%

See footnote summary on page 39.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2011 (unaudited)	October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.00	(d)	.00	(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.23)	.72
Contributions from Adviser	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	(2.23)	.72

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.03)
Distributions from net realized gain on investment transactions	(.04)	– 0	–

Total dividends and distributions	(.07)	(.03)

Net asset value, end of period	$ 8.39	$ 10.69

Total Return
Total investment return based on net asset value(e)	(20.90)%	7.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.50%	1.50%
Expenses, before waivers/reimbursements(f)	7.56%	8.13%
Net investment income(c)(f)	.02%	.01%
Portfolio turnover rate	43%	86%

See footnote summary on page 39.

38	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2011 (unaudited)	October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 10.70	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.24)	.72
Contributions from Adviser	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	(2.23)	.74

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.04)
Distributions from net realized gain on investment transactions	(.04)	– 0	–

Total dividends and distributions	(.08)	(.04)

Net asset value, end of period	$ 8.39	$ 10.70

Total Return
Total investment return based on net asset value(e)	(20.80)%	7.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,252	$7,970
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.25%	1.25%
Expenses, before waivers/reimbursements(f)	7.31%	7.82%
Net investment income(c)(f)	.28%	.27%
Portfolio turnover rate	43%	86%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	39

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Liliana C. Dearth,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio are made by Ms. Liliana C. Dearth.

40	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein L.P. (the “Adviser”), and AllianceBernstein Cap Fund, Inc. ( the ‘Fund”) in respect of the AllianceBernstein International Discovery Equity Portfolio (the “Portfolio”).2

The Portfolio’s investment objective is long-term growth of capital. The Portfolio plans to invest at least 80% of its assets, under normal circumstances, in a diversified portfolio of growth stocks issued by non-U.S. companies having small to mid-sized (“SMID”) capitalizations ranging from approximately $100 million to $13 billion.3 When fully invested, the Portfolio expects to hold, under normal circumstances, approximately 150-200 positions. Companies located in emerging markets will make up a significant portion of the Portfolio’s investable universe.

The evaluation of the Investment Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the ‘40 Act) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	It should be noted that the Senior Officer’s fee evaluation was completed on July 22, 2010 and presented to the Board of Directors on August 3-5, 2010. Subsequent to July 22, 2010, as a result of negotiations conducted between the Board of Directors and the Adviser, a supplemental memo, dated August 5, 2010, was presented to the Board on August 5, 2010, to reflect changes made to the proposed advisory fee schedule and the extension of the effective period of the expense caps.

2	Future references to the Portfolios do not include “AllianceBernstein.”

3	Relative capitalization ranges can be expected to vary over time, but the Portfolio expects that most of its investments will be securities within the capitalization range of the Portfolio’s benchmark.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	41

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAP & RATIO

The Adviser initially proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The proposed advisory fee schedule of the Portfolio had higher fees than the advisory fee schedule of the International category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule.4

Category	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio	Portfolio
Other	100 bp on 1st $2.5 billion 90 bp on next $2.5 billion 85 bp on the balance	International Discovery Equity Portfolio

As a result of negotiations conducted between the Board of Directors and the Adviser during the August 3-5, 2010 meetings, the proposed advisory fee schedule was amended as follows:

Category	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio	Portfolio
Other	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	International Discovery Equity Portfolio

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

4	The NYAG related fee schedule, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule. The advisory fee schedule for the International Category is as follows: 0.75% on the first $2.5 billion, 0.65% on the next $2.5 billion, and 0.60% on the balance.

42	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Under the Portfolio’s Expense Limitation Undertaking, the Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s total expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser three years after the Portfolio commences operations.5 Also set forth below are the Portfolio’s estimated gross expense ratios based on an initial estimate of the Portfolio’s net assets at $100 million.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio	Fiscal Year End
International Discovery Equity Portfolio	Advisor Class A Class C Class R Class K Class I	1.25% 1.55% 2.25% 1.75% 1.50% 1.25%	1.65% 1.95% 2.65% 2.15% 1.90% 1.65%	June 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser will be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in

5	Initially, the Adviser had proposed to set expense caps for the Portfolio for its initial period ending July 31, 2012. The Directors understand that based on estimated expenses, it is anticipated that the expense cap will be of no effect at portfolio asset levels in excess of approximately $200 million.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	43

order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 The Adviser recently established an institutional account service, International SMID Cap Growth, that will have a substantially similar investment style as the Portfolio, and its advisory fee schedule is set forth in the table below. Also presented is the advisory fee schedule of institutional accounts that invest in Emerging Markets Growth. In addition to the institutional advisory fee schedules, set forth are

6	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

44	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

what would have been the effective advisory fees of the Portfolio had the institutional advisory fee schedules been applicable to the Portfolio based on an initial estimate of the Portfolio net assets at $100 million:7

Portfolio	Initial Estimated Net Assets ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Effective Portfolio Adv. Fee
International Discovery Equity Portfolio	$100.0	International SMID Cap Growth 100 bp on 1st $25 million 85 bp on next $25 million 75 bp on next $50 million 65 bp on the balance Minimum account size: $25m	0.838%	1.000%

International Discovery Equity Portfolio	$100.0	Emerging Markets Growth 100 bp on 1st $25 million 90 bp on next $25 million 75 bp on the balance Minimum account size: $25m	0.850%	1.000%

The Adviser manages AllianceBernstein International Growth Fund, Inc. (“International Growth Fund, Inc.”), a retail mutual fund that has a somewhat similar investment style as the Portfolio.8 Set forth in the table below is the advisory fee schedule of International Growth Fund, Inc., the Portfolio’s effective advisory fee and what would have been the effective advisory fees of the Portfolio had the advisory fee schedule of the retail mutual fund been applicable to the Portfolio based on an initial estimate of the Portfolio’s net asset at $100 million:

Portfolio	AllianceBernstein Mutual Funds (“ABMF”)	Fee Schedule	Effective ABMF Advisory Fee	Effective Portfolio Advisory Fee
International Discovery Equity Portfolio	International Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	1.000%

The Adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. AVPS—International Growth Portfolio and has a somewhat similar investment style as the Portfolio and its advisory fee

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The advisory fee schedule of International Growth Fund, Inc. was affected by the December 2003 settlement between the Adviser and the NYAG. The NYAG related master fee schedule, implemented in January 2004, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	45

schedule is set forth in the table below.9 Also shown is the Portfolio’s effective advisory fee and what would have been the effective advisory fees of the Portfolio had the advisory fee schedule of the AVPS portfolio been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	AVPS Portfolio	Fee Schedule	Effective AVPS Advisory Fee	Effective Portfolio Advisory Fee
International Discovery Equity Portfolio	AVPS – International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	1.00%

The Adviser manages the Sanford C. Bernstein Fund, Inc. (the “SCB Fund”), an open-end management investment company. Tax-Managed International Portfolio and International Portfolio of the SCB Fund have a somewhat similar investment style as the anticipated Portfolio and their advisory fee schedules are set forth below. Emerging Markets Portfolio of the SCB Fund, which invests primarily in emerging markets growth and value securities, is also set forth below. Also presented are the Portfolio’s effective advisory fees and what would have been the effective advisory fee of the Portfolio had the SCB Fund fee schedules been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	SCB Fund Portfolio	Fee Schedule	Effective SCB Fund Advisory Fee	Effective Portfolio Advisory Fee
International Discovery Equity Portfolio	Tax-Managed International Portfolio	92.5 bp on 1st $1 billion 85 bp on next $3 billion 80 bp on next $2 billion 75 bp on next $2 billion 65 bp on next $2 billion 60 bp thereafter	0.925%	1.000%

	International Portfolio	92.5 bp on 1st $1 billion 85 bp on next $3 billion 80 bp on next $2 billion 75 bp on next $2 billion 65 bp thereafter	0.925%	1.000%

International Discovery Equity Portfolio	Emerging Markets Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp thereafter	1.175%	1.000%

9	The advisory fee schedules of the AVPS portfolios were also affected by the settlement between the Adviser and the NYAG.

46	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a somewhat similar investment style as the Portfolio. The Adviser charges the fees set forth below for its Emerging Market Growth sub-advisory relationship. Also shown are the Portfolio’s effective advisory fee based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-Advised Fund Effective Fee (%)	Effective Portfolio Advisory Fee (%)
International Discovery Equity Portfolio	Client #1	AB Emerging Markets Growth Service -If account size is less than $65 million: 90 bp -If account size is greater than or equal to $65 million: 75 bp	0.750	1.000

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the proposed fee to the Portfolio, it is difficult to evaluate the relevance of such fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment advisory services, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the contractual management fee charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the Portfolio’s ranking

10	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	47

with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the subject Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
International Discovery Equity Portfolio[14]	1.000	1.000	5/11

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper

11	It should be noted that Lipper does not consider average account size when constructing EGs. Portfolios with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

14	The Portfolio’s EG includes the Portfolio, eight other International Small/Mid-Cap Growth funds (“ISMG”) and two other International Small/Mid-Cap Core funds (“ISMC”).

48	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.15

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Discovery Equity Portfolio[17]	1.550	1.661	3/11	1.617	8/23

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a management fee basis.

As the Portfolio has not yet commenced operations, its estimated expenses are not affected by recent market conditions that have caused the expense ratios of many of the Portfolio’s peers to fluctuate throughout the second half of 2008 through 2009. Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.18

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Projected total expense ratio information pertains to the Portfolio’s Class A shares.

17	The Portfolio’s EU includes the Portfolio, EG peers, and all other ISMG and ISMC funds, excluding outliers.

18	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	49

The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates will have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio

The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates will provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, will be the Portfolio’s principal underwriter. ABI and the Adviser will disclose in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB.” The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolio will be comparable to the profitability of SCB’s dealings with other similar third party clients. In the

50	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

20	The Deli study was originally published in 2002 based on 1997 data.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	51

AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $458 billion as of June 30, 2010, the Adviser has the investment experience to manage and provide non-investment services to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed above and the negotiations between the Directors and the Adviser, the Senior Officer’s conclusion is that the revised advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 02, 2010

52	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

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Select U.S. Equity Portfolio

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2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
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2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	53

AllianceBernstein Family of Funds

NOTES

54	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	55

NOTES

56	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	57

NOTES

58	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	59

NOTES

60	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IDE-0152-1211

SEMI-ANNUAL REPORT

AllianceBernstein International Focus 40 Portfolio

December 31, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 15, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Focus 40 Portfolio (the “Fund”), for the semi-annual reporting period ended December 31, 2011. The Fund commenced operations on July 6, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund pursues its objective by investing primarily in a focused portfolio of 30-50 equity securities of non-U.S. companies. Although the Fund intends to invest substantially all of its assets in non-U.S. issuers under normal circumstances, the Fund may at times invest in U.S. issuers, particularly U.S. issuers whose growth prospects depend, in the view of AllianceBernstein L.P. (the “Adviser”), on non-U.S. factors. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

In choosing investments, the Fund pursues an opportunistic investment strategy and is unconstrained by considerations of capitalization range, industry sector or country. The Fund may invest in any company in any type of industry (including real-estate related issuers) and in any type of equity security, listed or unlisted, with the potential for capital appreciation. The Fund may use derivatives, such as options, futures and forwards, to gain exposure to certain non-U.S. markets or to hedge its positions. The Fund may also invest in depositary receipts, rights and warrants, synthetic foreign equity securities, such as various types of warrants used internationally that entitle a holder to buy or sell underlying securities, and convertible securities.

The Adviser employs a “bottom up” investment process that focuses on a company’s prospective earnings growth, valuation and quality of management. The Fund does not target particular country or sector weightings. The percentage of the Fund’s assets invested in securities of companies in a particular country or industry sector (or denominated in a particular currency) varies in accordance with the Adviser’s assessment of the appreciation potential of such securities. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company, regardless of general business conditions or movements of the market as a whole. The Fund invests in both developed and emerging market countries.

The Fund may invest in established companies, but also in new and less-seasoned companies. The Fund’s investments in companies with smaller capitalizations may offer more reward but may also entail greater risk than is generally true of larger, more established companies.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	1

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from the Fund’s securities positions when it finds the currency exposure unattractive. The Adviser may also decide not to hedge this exposure. To hedge all or a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase return by using the cash made available by derivative instruments to make other investments in accordance with its investment objective. The Fund is non-diversified, meaning that it may invest more of its assets in a smaller number of issuers.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Index ex U.S. (net). From the Fund’s inception on July 6, 2011 through December 31, 2011, the Fund declined and under-

performed its benchmark, before sales charges.

The period from the Fund’s inception through December 31, 2011 was characterized by extreme volatility and risk aversion, as the market responded to a series of shocks culminating with heightened anxiety around the European debt crisis. In the Fund, companies with stable growth, an allocation to U.S.-based global leaders and short positions contributed to performance, while exposure to emerging markets and related themes generally detracted. Country selection was positive, with significant underweights to Japan and the euro area contributing.

Market performance was led by stocks with low beta (volatility), high dividend yields and high current earnings. The Fund’s stock selection suffered from investments in companies that were sensitive to global gross domestic product deceleration, such as those in the materials sector and infrastructure-related industries.

The Fund’s investment philosophy, which focuses on competitive advantage and returns on invested capital as the engines of sustainable earnings growth and share performance, suffered in a period where investors’ time horizons were shortened.

The Fund’s derivative exposure, which includes short positions in stocks the Portfolio Management Team (the “Team”) believes are overvalued or at risk of fundamental disappointment, added value during the reporting period. The Fund also engaged in

2	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

currency derivatives during the reporting period, and this added to performance.

Market Review and Investment Strategy

A series of shocks made 2011 a year of exceptional turmoil for global equities, with the European sovereign debt crisis casting a shadow over the second half of the year. The outlook for 2012 appears to hinge on Europe. Recent actions including providing liquidity for a recovery fund suggest policymakers are determined to prevent contagion from the smaller economies of Europe spreading to the core.

In time, the Team expects stock markets to return to rewarding companies based on sustainable profit and cash flow growth. The Team continues to find well-managed companies which can capitalize on sustainable long-term opportunities. For example, the Team favors exposure to burgeoning emerging markets, where population growth, urbanization and rising income levels support consumption and investment growth for years to come. Inflation peaked in China in the second half of the year, and central banks in China, Brazil and India have already taken action to relax monetary policy. The Team expects this to provide an inflection point in emerging markets relative performance.

Orienting the Fund away from significant risks, such as the ripple effects of austerity and deleveraging in Europe’s southern periphery, has further focused the Team’s sights on regions and industries without these headwinds.

At year-end 2011, the relative valuations of the Fund’s holdings implied long-term earnings growth significantly below the Team’s estimates, which are based on in-depth company research and modest macroeconomic assumptions. The Team will adhere to its process of buying companies with sustainably strong long term earnings growth, durable competitive advantage, and high returns on invested capital.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	3

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI AC World Index ex U.S. (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Index ex U.S. net; (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Foreign (Non U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Diversification/Focused Portfolio Risk: Portfolios that hold a smaller number of securities may be more volatile than more diversified portfolios, since gains or losses from each security will have a greater impact on the portfolio’s overall value.

Real Estate Risk: Investments in real estate can decline due to a variety of factors affecting the real estate market, such as economic conditions, mortgage rates and availability. REITs may have additional risks due to limited diversification and the impact of tax law changes.

Leverage Risk: Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Capitalization Size Risk (Small/Mid): Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIOD ENDED DECEMBER 31, 2011	NAV Returns
Since Inception*
AllianceBernstein International Focus 40 Portfolio
Class A	-20.00%

Class C	-20.30%

Advisor Class†	-19.90%

Class R†	-20.15%

Class K†	-20.06%

Class I†	-19.87%

MSCI AC World Index ex U.S. (net)	-17.26%

*    Inception date: 7/6/2011.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2011
	NAV Returns	SEC Returns

Class A Shares
Since Inception*	-20.00%	-20.00%

Class C Shares
Since Inception*	-20.30%	-21.10%

Advisor Class Shares†
Since Inception*	-19.90%	-19.90%

Class R Shares†
Since Inception*	-20.15%	-20.15%

Class K Shares†
Since Inception*	-20.06%	-20.06%

Class I Shares†
Since Inception*	-19.87%	-19.87%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 2.20%, 2.92%, 1.90%, 2.57%, 2.26%, and 1.93% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.55%, 2.25%, 1.25%, 1.75%, 1.50%, and 1.25% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

*	Inception date: 7/6/2011.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2011)
SEC Returns

Class A Shares
Since Inception*	-20.00%

Class C Shares
Since Inception*	-21.10%

Advisor Class Shares†
Since Inception*	-19.90%

Class R Shares†
Since Inception*	-20.15%

Class K Shares†
Since Inception*	-20.06%

Class I Shares†
Since Inception*	-19.87%

*	Inception date: 7/6/2011.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 6, 2011+	Ending Account Value December 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$800.00	$6.78	1.55%
Hypothetical**	$1,000	$1,016.78	$7.60	1.55%
Class C
Actual	$1,000	$797.00	$9.83	2.25%
Hypothetical**	$1,000	$1,013.37	$11.02	2.25%
Advisor Class
Actual	$1,000	$801.00	$5.47	1.25%
Hypothetical**	$1,000	$1,018.24	$6.13	1.25%
Class R
Actual	$1,000	$798.50	$7.65	1.75%
Hypothetical**	$1,000	$1,015.81	$8.58	1.75%
Class K
Actual	$1,000	$799.40	$6.56	1.50%
Hypothetical**	$1,000	$1,017.02	$7.36	1.50%
Class I
Actual	$1,000	$801.30	$5.48	1.25%
Hypothetical**	$1,000	$1,018.24	$6.13	1.25%
+	Commencement of operations.

*	Actual expenses paid are based on the period from July 6, 2011 (commencement of operations) and are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 178/366 (to reflect the since inception period). Hypothetical expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

December 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2.8

*	All data are as of December 31, 2011. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.1% or less in the following countries: Canada, Denmark, Germany, Mexico and South Africa.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

December 31, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
British American Tobacco PLC	$174,818	6.2%
Tesco PLC	137,650	4.9
Anheuser-Busch InBev NV	134,273	4.7
Capita Group PLC (The)	121,603	4.3
Apple, Inc.	121,095	4.3
Intertek Group PLC	118,106	4.2
Itau Unibanco Holding SA (ADR)	114,701	4.1
Google, Inc. – Class A	109,803	3.9
Olam International Ltd.	101,629	3.6
Hennes & Mauritz AB – Class B	96,978	3.4
	$1,230,656	43.6%

*	Long-term Investment.

10	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.6%
Consumer Staples – 21.5%
Beverages – 4.8%
Anheuser-Busch InBev NV	2,200	$134,273

Food & Staples Retailing – 9.8%
Jeronimo Martins SGPS SA(a)	2,300	37,990
Olam International Ltd.	62,000	101,629
Tesco PLC	22,000	137,650

		277,269

Food Products – 0.7%
China Yurun Food Group Ltd.	15,000	19,606

Tobacco – 6.2%
British American Tobacco PLC	3,685	174,818

		605,966

Financials – 21.3%
Capital Markets – 2.7%
Goldman Sachs Group, Inc. (The)	224	20,256
UBS AG(a)	4,656	55,233

		75,489

Commercial Banks – 12.1%
Banco Santander Brasil SA/Brazil (ADR)	6,440	52,421
BNP Paribas SA	1,170	45,559
HSBC Holdings PLC	10,350	79,012
Itau Unibanco Holding SA (ADR)	6,180	114,701
Standard Chartered PLC	2,340	51,182

		342,875

Consumer Finance – 0.7%
Compartamos SAB de CV	16,300	19,974

Diversified Financial Services – 0.2%
IG Group Holdings PLC	737	5,455

Insurance – 3.5%
Admiral Group PLC	3,022	40,066
AIA Group Ltd.	18,600	57,900

		97,966

Real Estate Management & Development – 2.1%
Hang Lung Properties Ltd.	21,000	59,610

		601,369

Consumer Discretionary – 15.6%
Distributors – 1.3%
Li & Fung Ltd.	20,000	36,801

Diversified Consumer Services – 3.4%
Anhanguera Educacional Participacoes SA	2,900	31,251
Estacio Participacoes SA	6,700	64,620

		95,871

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 1.0%
Sands China Ltd.(a)	9,600	$26,934

Household Durables – 1.9%
MRV Engenharia e Participacoes SA	9,200	52,776

Media – 0.5%
Focus Media Holding Ltd. (ADR)(a)	690	13,448

Multiline Retail – 2.3%
Golden Eagle Retail Group Ltd.	31,000	65,348

Specialty Retail – 3.4%
Hennes & Mauritz AB – Class B	3,023	96,978

Textiles, Apparel & Luxury Goods – 1.8%
Trinity Ltd.	72,000	51,885

		440,041

Information Technology – 13.1%
Computers & Peripherals – 4.3%
Apple, Inc.(a)	299	121,095

Internet Software & Services – 6.4%
Google, Inc. – Class A(a)	170	109,803
Telecity Group PLC(a)	7,150	71,844

		181,647

Semiconductors & Semiconductor Equipment – 0.5%
Trina Solar Ltd. (Sponsored ADR)(a)(b)	2,100	14,028

Software – 1.9%
SAP AG	510	26,975
Temenos Group AG(a)	1,680	27,426

		54,401

		371,171

Industrials – 12.8%
Construction & Engineering – 2.1%
Samsung Engineering Co., Ltd.(a)	330	57,784

Industrial Conglomerates – 1.0%
Keppel Corp., Ltd.	4,000	28,631

Professional Services – 8.5%
Capita Group PLC (The)	12,470	121,603
Intertek Group PLC	3,740	118,106

		239,709

Road & Rail – 1.2%
Localiza Rent a Car SA	2,500	34,312

		360,436

12	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 4.0%
Energy Equipment & Services – 3.3%
Technip SA	990	$92,812

Oil, Gas & Consumable Fuels – 0.7%
Afren PLC(a)	16,100	21,423

		114,235

Materials – 3.2%
Chemicals – 1.0%
Potash Corp. of Saskatchewan, Inc.	662	27,327

Metals & Mining – 2.2%
Rio Tinto PLC	1,278	62,426

		89,753

Health Care – 2.1%
Pharmaceuticals – 2.1%
Aspen Pharmacare Holdings Ltd.(a)	2,380	28,492
Novo Nordisk A/S – Class B	260	29,870

		58,362

Total Common Stocks (cost $2,976,750)		2,641,333

WARRANTS – 3.9%
Financials – 3.9%
Consumer Finance – 0.7%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(c)	2,700	21,397

Thrifts & Mortgage Finance – 3.2%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(c)	7,270	89,333

Total Warrants (cost $153,836)		110,730

SHORT-TERM INVESTMENTS – 3.3%
Investment Companies – 3.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(d) (cost $91,667)	91,667	91,667

Total Investments Before Security Lending Collateral for Securities Loaned – 100.8%
(cost $3,222,253)		2,843,730

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%
Investment Companies – 0.5%
AllianceBernstein Exchange Reserves – Class I, 0.14%(d) (cost $14,700)	14,700	$14,700

Total Investments – 101.3% (cost $3,236,953)		2,858,430
Other assets less liabilities – (1.3)%		(35,516)

Net Assets – 100.0%		$2,822,914

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Royal Bank of Scotland PLC:
Japanese Yen settling 3/15/12	29,919	$387,081	$389,198	$2,117
Standard Chartered Bank:
Chinese Yuan Renminbi settling 2/15/12	520	81,684	82,546	862
State Street Bank & Trust Co.:
Australian Dollar settling 3/15/12	26	26,075	26,382	307
Australian Dollar settling 3/15/12	59	59,667	59,869	202
Canadian Dollar settling 3/15/12	57	55,571	55,862	291
Euro settling 3/15/12	18	24,114	23,311	(803)
Japanese Yen settling 3/15/12	2,160	27,800	28,098	298
Singapore Dollar settling 3/15/12	74	57,103	57,050	(53)
Swiss Franc settling 3/15/12	95	102,598	101,288	(1,310)

Sale Contracts
HSBC Bank USA:
Brazilian Real settling 2/02/12	33	17,581	17,572	9
Great British Pound settling 3/15/12	97	151,814	150,539	1,275
Hong Kong Dollar settling 3/15/12	1,232	158,702	158,671	31
Standard Chartered Bank:
Indian Rupee settling 2/15/12	2,394	46,145	44,702	1,443
State Street Bank & Trust Co.:
Euro settling 3/15/12	18	23,499	23,311	188
Great British Pound settling 3/15/12	53	82,550	82,254	296
Great British Pound settling 3/15/12	9	14,103	13,968	135
Swiss Franc settling 3/15/12	82	87,519	87,428	91
UBS AG:
Brazilian Real settling 2/02/12	205	113,135	109,159	3,976

				$9,355

14	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Portfolio of Investments

TOTAL RETURN SWAP CONTRACTS ON EQUITIES (see Note D)

Receive/ Pay Total Return on Reference Equities	Equities	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Equities
Receive	Apple, Inc.	60	0.07%	$23	8/15/12	Morgan Stanley & Co. International PLC	$1,560
Receive	Goldman Sachs Group, Inc.	65	0.07%	6	10/31/12	Morgan Stanley & Co. International PLC	(96)
Receive	Google, Inc.	35	0.07%	22	8/15/12	Morgan Stanley & Co. International PLC	919
Receive	Google, Inc.	26	0.07%	16	8/15/12	Morgan Stanley & Co. International PLC	683
Receive	Potash Corp. of Saskatchewan, Inc.	264	0.07%	10	8/29/12	Morgan Stanley & Co. International PLC	653

Pay Total Return on Equities
Pay	Linkedin Corp.	145	0.07%	10	8/15/12	Morgan Stanley & Co. International PLC	438
Pay	Linkedin Corp.	130	0.07%	9	8/15/12	Morgan Stanley & Co. International PLC	344
Pay	Linkedin Corp.	185	0.07%	12	8/15/12	Morgan Stanley & Co. International PLC	561
Pay	Netflix, Inc.	160	0.07%	11	8/15/12	Morgan Stanley & Co. International PLC	63
Pay	Netflix, Inc.	190	0.07%	13	8/15/12	Morgan Stanley & Co. International PLC	75
Pay	Netflix, Inc.	50	0.07%	3	8/15/12	Morgan Stanley & Co. International PLC	20
Pay	Salesforce.com, Inc.	106	0.07%	11	8/15/12	Morgan Stanley & Co. International PLC	553
Pay	Salesforce.com, Inc.	200	0.07%	21	8/15/12	Morgan Stanley & Co. International PLC	1,043

							$6,816

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	15

Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the aggregate market value of these securities amounted to $110,730 or 3.9% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

16	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,130,586)	$2,752,063 (a)
Affiliated issuers (cost $106,367—including investment of cash collateral for securities loaned of $14,700)	106,367
Foreign currencies, at value (cost $11,881)	11,598
Unamortized offering expense	88,352
Receivable due from Adviser	45,062
Unrealized appreciation of forward currency exchange contracts	11,521
Unrealized appreciation on total return swap contracts	6,912
Dividends receivable	2,908

Total assets	3,024,783

Liabilities
Custody fee payable	54,646
Registration fee payable	38,982
Directors’ fees payable	19,493
Payable for collateral received on securities loaned	14,700
Legal fee payable	13,671
Offering expenses payable	12,061
Transfer Agent fee payable	8,926
Unrealized depreciation of forward currency exchange contracts	2,166
Unrealized depreciation on total return swap contracts	96
Distribution fee payable	90
Accrued expenses	37,038

Total liabilities	201,869

Net Assets	$2,822,914

Composition of Net Assets
Capital stock, at par	$710
Additional paid-in capital	3,454,910
Distributions in excess of net investment income	(11,505)
Accumulated net realized loss on investment and foreign currency transactions	(258,566)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(362,635)

$2,822,914

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$39,836	4,982	$8.00	*

C	$7,971	1,000	$7.97

Advisor	$415,391	51,835	$8.01

R	$7,945	1,000.20	$7.94

K	$7,945	1,000.20	$7.94

I	$2,343,826	295,000	$7.95

(a)	Includes securities on loan with a value of $14,028 (see Note E)

*	The maximum offering price per share for Class A shares was $8.36 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period July 6, 2011(a) to December 31, 2011 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $236)	$22,970
Affiliated issuers	67
Securities lending income	180	$23,217

Expenses
Advisory fee (see Note B)	12,989
Distribution fee—Class A	26
Distribution fee—Class C	41
Distribution fee—Class R	21
Distribution fee—Class K	10
Transfer agency—Class A	1,988
Transfer agency—Class C	1,723
Transfer agency—Advisor Class	5,012
Transfer agency—Class R	2
Transfer agency—Class K	2
Transfer agency—Class I	245
Amortization of offering expenses	83,648
Custodian	54,646
Registration fees	38,982
Administrative	27,446
Directors’ fees	24,386
Legal	19,580
Audit	17,504
Printing	16,020
Miscellaneous	4,450

Total expenses	308,721
Less: expenses waived and reimbursed by the Adviser (see Note B)	(292,386)

Net expenses		16,335

Net investment income		6,882

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(282,749)
Swap contracts		41,394
Foreign currency transactions		(17,211)
Net change in unrealized appreciation/depreciation of:
Investments		(378,523)
Swap contracts		6,816
Foreign currency denominated assets and liabilities		9,072

Net loss on investment and foreign currency transactions		(621,201)

Net Decrease in Net Assets from Operations		$(614,319)

(a)	Commencement of operations.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

July 6, 2011(a) to December 31, 2011 (unaudited)
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,882
Net realized loss on investment and foreign currency transactions	(258,566)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(362,635)

Net decrease in net assets from operations	(614,319)
Dividends to Shareholders from
Net investment income
Class R	(44)
Class K	(53)
Class I	(18,290)
Capital Stock Transactions
Net increase	3,455,620

Total increase	2,822,914
Net Assets
Beginning of period	– 0	–

End of period (including distributions in excess of net investment income of ($11,505))	$2,822,914

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select U.S. Equity Portfolio and AllianceBernstein Dynamic All Market Portfolio (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein International Discovery Equity Portfolio commenced operations on October 26, 2010. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select U.S. Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Focus 40 Portfolio (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. As of December 31, 2011, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class C, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

20	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	21

Notes to Financial Statements

the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2011:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks
Consumer Staples	$	– 0	–	$605,966		$	– 0	–	$605,966
Financials		92,651		508,718			– 0	–	601,369
Consumer Discretionary		162,095		277,946			– 0	–	440,041
Information Technology		244,926		126,245			– 0	–	371,171
Industrials		34,312		326,124			– 0	–	360,436
Energy		– 0	–	114,235			– 0	–	114,235
Materials		27,327		62,426			– 0	–	89,753
Health Care		– 0	–	58,362			– 0	–	58,362
Warrants		– 0	–	– 0	–		110,730		110,730
Short-Term Investments		91,667		– 0	–		– 0	–	91,667
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		14,700		– 0	–		– 0	–	14,700

Total Investments in Securities		667,678		2,080,022	+		110,730		2,858,430
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts		– 0	–	11,521			– 0	–	11,521
Total Return Swap Contracts		– 0	–	6,912			– 0	–	6,912
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(2,166)			– 0	–	(2,166)
Total Return Swap Contracts		– 0	–	(96)			– 0	–	(96)

Total		$667,678		$2,096,193			$110,730		$2,874,601

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	23

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Warrants			Total
Balance as of 7/6/11(a)	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		(877)			(877)
Change in unrealized appreciation/depreciation		(43,106)			(43,106)
Purchases		160,155			160,155
Sales		(5,442)			(5,442)
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 12/31/11		$110,730			$110,730

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/11*		$(43,106)			$(43,106)

(a)	Commencement of operations.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are

24	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $172,000 have been deferred and are being amortized on a straight line basis over a one year period starting from July 6, 2011 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% in excess of $3 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	25

Notes to Financial Statements

annual basis to 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25% of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until July 6, 2014. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Fund on or before July 6, 2012. This fee waiver and/or expense reimbursement agreement may not be terminated before June 30, 2014, after which it may be terminated by either party. For the period ended December 31, 2011, such reimbursement amounted to $264,940. Such amount is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended December 31, 2011, the Adviser voluntarily agreed to waive such fees in the amount of $27,446.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $0 for the period ended December 31, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the period ended December 31, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the period ended December 31, 2011 is as follows:

Market Value July 6(a), 2011 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2011 (000)	Dividend Income (000)
$	– 0	–	$3,792	$3,700	$92	$	– 0	–*

(a)	Commencement of operations.

*	Amount is less than $500.

26	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the period ended December 31, 2011 amounted to $4,186, of which $0 and $77, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $526, $548 and $556 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$4,234,409		$821,075
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$ 68,360
Gross unrealized depreciation	(446,883)

Net unrealized depreciation	$ (378,523)

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	27

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the period ended December 31, 2011, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

28	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the period ended December 31, 2011, the Fund held total return swaps for hedging and non-hedging purposes.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of December 31, 2011, the Fund had total return swap contracts in liability positions with net asset contingent features. The fair value of such total return swaps amounted to $96 at December 31, 2011.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	29

Notes to Financial Statements

At December 31, 2011, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$11,521	Unrealized depreciation of forward currency exchange contracts	$2,166

Equity contracts	Unrealized appreciation on total return swap contracts	6,912	Unrealized depreciation on total return swap contracts	96

Total		$18,433		$2,262

The effect of derivative instruments on the statement of operations for the period ended December 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$7,501	$9,355

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	41,394	6,816

Total		$48,895	$16,171

For the period ended December 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $1,050,138. For five months of the period, the average monthly notional amount of total return swaps was $31,559.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives,

30	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Company’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2011, the Fund had securities on loan with a value of $14,028 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $14,700. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $180 and $6 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the period ended December 31, 2011; these amounts are reflected in the statement of

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	31

Notes to Financial Statements

operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the period ended December 31, 2011 is as follows:

Market Value July 6(a), 2011 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2011 (000)	Dividend Income (000)
$	– 0	–	$245	$230	$15	$	– 0	–*

(a)	Commencement of operations.

*	Amount is less than $500.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	July 6, 2011(a) to December 31, 2011 (unaudited)	July 6, 2011(a) to December 31, 2011 (unaudited)

Class A
Shares sold	4,984	$43,837

Shares redeemed	(2)	(15)

Net increase	4,982	$43,822

Class C
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

Advisor Class
Shares sold	52,093	$433,800

Shares redeemed	(258)	(2,010)

Net increase	51,835	$431,790

Class R
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

Class K
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

Class I
Shares sold	295,000	$2,950,002

Net increase	295,000	$2,950,002

(a)	Commencement of operations.

32	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s shares.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	33

Notes to Financial Statements

Real Estate Risk—The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund was included as a part of the Facility on July 14, 2011.

NOTE I

Tax Information

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These capital loss carryforwards will retain their character as either short-term or long-term capital losses.

NOTE J

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in

34	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	35

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
July 6, 2011(a) to December 31, 2011 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)(d)	(.00)
Net realized and unrealized loss on investment and foreign currency transactions	(2.00)

Net decrease in net asset value from operations	(2.00)

Net asset value, end of period	$ 8.00

Total Return
Total investment return based on net asset value(e)	(20.00)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.55%
Expenses, before waivers/reimbursements(f)	46.51%
Net investment loss(c)(f)	(.14)%
Portfolio turnover rate	31%

See footnote summary on page 41.

36	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
July 6, 2011(a) to December 31, 2011 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.02)
Net realized and unrealized loss on investment and foreign currency transactions	(2.01)

Net decrease in net asset value from operations	(2.03)

Net asset value, end of period	$ 7.97

Total Return
Total investment return based on net asset value(e)	(20.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.25%
Expenses, before waivers/reimbursements(f)	65.66%
Net investment loss(c)(f)	(.43)%
Portfolio turnover rate	31%

See footnote summary on page 41.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
July 6, 2011(a) to December 31, 2011 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)(d)	(.00)
Net realized and unrealized loss on investment and foreign currency transactions	(1.99)

Net decrease in net asset value from operations	(1.99)

Net asset value, end of period	$ 8.01

Total Return
Total investment return based on net asset value(e)	(19.90)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$415
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.25%
Expenses, before waivers/reimbursements(f)	32.70%
Net investment loss(c)(f)	(.12)%
Portfolio turnover rate	31%

See footnote summary on page 41.

38	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
July 6, 2011(a) to December 31, 2011 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)(d)	.00
Net realized and unrealized loss on investment and foreign currency transactions	(2.02)

Net decrease in net asset value from operations	(2.02)

Less: Dividends
Dividends from net investment income	(.04)

Net asset value, end of period	$ 7.94

Total Return
Total investment return based on net asset value(e)	(20.15)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.75%
Expenses, before waivers/reimbursements(f)	23.66%
Net investment income(c)(f)	.05%
Portfolio turnover rate	31%

See footnote summary on page 41.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
July 6, 2011(a) to December 31, 2011 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01
Net realized and unrealized loss on investment and foreign currency transactions	(2.02)

Net decrease in net asset value from operations	(2.01)

Less: Dividends
Dividends from net investment income	(.05)

Net asset value, end of period	$ 7.94

Total Return
Total investment return based on net asset value(e)	(20.06)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.50%
Expenses, before waivers/reimbursements(f)	23.36%
Net investment income(c)(f)	.34%
Portfolio turnover rate	31%

See footnote summary on page 41.

40	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
July 6, 2011(a) to December 31, 2011 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02
Net realized and unrealized loss on investment and foreign currency transactions	(2.01)

Net decrease in net asset value from operations	(1.99)

Less: Dividends
Dividends from net investment income	(.06)

Net asset value, end of period	$ 7.95

Total Return
Total investment return based on net asset value(e)	(19.87)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,344
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.25%
Expenses, before waivers/reimbursements(f)	23.08%
Net investment income(c)(f)	.57%
Portfolio turnover rate	31%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	41

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Laurent Saltiel(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company.
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Mr. Laurent Saltiel is the investment professional primarily responsible for the day-to-day management of, and investment decisions for, the Fund’s portfolio.

42	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the application of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Focus 40 Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on March 9, 2011.

Prior to approval of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the proposed contractual fee for the Portfolio was reasonable. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	43

their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AllianceBernstein Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements will require the directors’ approval on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares, transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions to be paid

44	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

Since the Portfolio had not yet commenced operations and there were no existing AllianceBernstein funds with the same investment style as the Portfolio, no performance or other historical information for the Portfolio was available. Based on the Adviser’s written and oral presentations regarding the management of the Portfolio, and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio to the Adviser and reviewed information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $100 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the Adviser charged institutional investors lower fees than it proposed to charge the Portfolio for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which invest in the same type of securities (i.e., international growth/emerging markets equities). The directors also reviewed information indicating that, based on a hypothetical asset level of $100 million, the proposed fee rate for the Portfolio is higher than the sub-advisory fee rate earned by the Adviser for sub-advising a registered investment company with a somewhat similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AllianceBernstein Funds relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	45

The directors also discussed with the Adviser the difference in the proposed advisory fee rate for the Portfolio and the implied fee that the Adviser would earn for managing a proposed AllianceBernstein fund for the Adviser’s separately managed account or “wrap fee” clients (the “SMA Portfolio”) with a similar investment style, which would be substantially lower, although in some respects the SMA Portfolio, as a completion vehicle, could prove more challenging to manage. The Adviser explained that it was willing to accept a lower fee for its services to the SMA Portfolio due to the strategic importance of participating in the SMA market.

The directors also considered the estimated total expense ratio of the Class A shares of the Portfolio assuming $100 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The estimated total expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $100 million, its anticipated contractual effective advisory fee rate of 100 basis points was the same as the Expense Group median. The directors noted that as a result of negotiations between the directors and the Adviser the originally proposed fee schedule had been revised and that the breakpoints in the revised fee schedule were lower than the Adviser’s customary level.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision. The Lipper analysis reflected the Adviser’s agreement to cap the Portfolio’s expense ratio for three years (increased, at the request of the directors, from the Adviser’s original proposal of one year). The directors recognized that, based on estimated expenses, actual expenses of the Portfolio were likely to be less than the expense cap at portfolio asset levels in excess of approximately $200 million.

46	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

The information reviewed by the directors showed that the Portfolio’s anticipated expense ratio, which reflected a cap, was lower than the Expense Group median and higher than the Expense Universe median. The directors concluded that the Portfolio’s anticipated expense ratio was satisfactory.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	47

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P., (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of AllianceBernstein International Focus 40 Portfolio (the “Portfolio”).2

The Portfolio’s investment objective is long-term growth of capital. The Portfolio will pursue its investment objective by investing in a concentrated portfolio of non-U.S. equity securities.3 Under normal circumstances, the Portfolio will hold between 30 and 50 positions. Although the Portfolio intends to invest substantially all of its assets in non-U.S. issuers under normal circumstances, the Portfolio may at times invest in U.S. issuers, particularly U.S. issuers whose growth prospects depend on non-U.S. factors. The Portfolio’s investments in emerging markets may range between 0% and 50% of the Portfolio’s investment portfolio. In choosing investments, the Portfolio will pursue an opportunistic strategy and will not be constrained by considerations of capitalization range, industry sector or country. The Portfolio may also hold large individual positions. While international in scope, the Portfolio will not seek to obtain geographic or industry diversification. The Portfolio may utilize derivatives, including futures and forwards, to hedge market risk or currency exposure, or to obtain market or currency exposure, or to adjust market or currency exposure.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio

1	It should be noted that the information in the fee summary was completed on February 24, 2011 and presented to the Board of Directors on March 9, 2011. Subsequent to March 9, 2011, as a result of negotiations conducted between the Board of Directors and the Adviser, a supplemental memo, dated March 10, 2011, was provided to the Board on March 16, 2011 to reflect changes made to the proposed advisory fee schedule and the extension of the effective period of the expense caps.

2	Future references to the various Fund/Portfolio do not include “AllianceBernstein.”

3	In addition to common and preferred stock, equity securities may include convertible securities, warrants and derivatives related to equity securities.

48	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

which was provided to the Directors in connection with their review of the proposed approval of the initial Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (1210). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below.

Category	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio	Portfolio
Other	100 bp on 1st $2.5 billion 90 bp on next $2.5 billion 85 bp on the balance	International Focus 40 Portfolio

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	49

As a result of negotiations conducted between the Board of Directors and the Adviser during the March 9, 2011 meeting, the proposed advisory fee schedule was amended as follows:

Category	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio	Portfolio
Other	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	International Focus 40 Portfolio

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

Under the Portfolio’s Expense Limitation Agreement, the Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser three years after the Portfolio commences operations.4 Also set forth below are the Portfolio’s estimated gross expense ratios based on an initial estimate of the Portfolio’s net assets at $100 million.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio		Fiscal Year End
International Focus 40 Portfolio	Advisor Class A Class C Class R Class K Class I	1.25 1.55 2.25 1.75 1.50 1.25	% % % % % %	1.60 1.90 2.60 2.10 1.85 1.60	% % % % % %	July 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer

4	Initially, the Adviser had proposed to set expense caps for the Portfolio for one year after the Portfolio commences operations.

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agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have a similar investment style as the Portfolio5. Although the Adviser has represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio, the Adviser does manage other investment mandates for institutional clients that invest in international growth/emerging markets equities and their advisory fee schedules are set forth in the table below. Also set forth are what would have been the effective advisory fees

5	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	51

of the Portfolio, had the institutional advisory fee schedules been applicable to the Portfolio based on an initial estimate of its net assets at $100 million:

Portfolio	Initial Estimated Net Assets ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Effective Portfolio Adv. Fee
International Focus 40 Portfolio	$100.0	International SMID Cap Growth 100 bp on 1st $25 million 85 bp on next $25 million 75 bp on next $50 million 65 bp on the balance Minimum account size: $25m	0.838%	1.000%

	$100.0	International Research Growth AC 85 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on the balance Minimum account size: $25m	0.650%	1.000%

	$100.0	International Large Cap Growth AC 85 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on the balance Minimum account size: $25m	0.650%	1.000%

	$100.0	Emerging Markets Growth 100 bp on 1st $25 million 90 bp on next $25 million 75 bp on the balance Minimum account size: $25m	0.850%	1.000%

The Adviser manages International Discovery Equity Portfolio and AllianceBernstein International Growth Fund, Inc. (“International Growth Fund, Inc.”), retail mutual funds that have a somewhat similar investment style as the Portfolio. Set forth in the table below are the advisory fee schedules of International Discovery Equity Portfolio and International Growth Fund, Inc., 6 the Portfolio’s effective advisory fee and

6	The advisory fee schedule of International Growth Fund, Inc. was affected by the settlement between the Adviser and the NYAG. The NYAG related master fee schedule, implemented in January 2004, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule.

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what would have been the effective advisory fees of the Portfolio had the advisory fee schedules of the retail mutual funds been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	AllianceBernstein Mutual Funds (“ABMF”)	Fee Schedule	ABMF Advisory Fee	Portfolio Advisory Fee
International Focus 40 Portfolio	International Discovery Equity Portfolio	1.00% on first $1.0 billion 0.95% on next $1.0 billion 0.90% on next $1.0 billion 0.85% on the balance	1.000%	1.000%

	International Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	1.000%

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. AVPS—International Growth Portfolio has a somewhat similar investment style as the anticipated Portfolio and its advisory fee schedule is set forth in the table below.7 Also shown are the Portfolio’s effective advisory fee and what would have been the effective advisory fees of the Portfolio had the advisory fee schedules of the AVPS portfolio been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Advisory Fee	Portfolio Advisory Fee
International Focus 40 Portfolio	AVPS – International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	1.000%

The Adviser manages the Sanford C. Bernstein Fund, Inc. (the “SCB Fund”), an open-end management investment company. Tax-Managed International Portfolio and International Portfolio of the SCB Fund have a somewhat similar investment style as the Portfolio and their advisory fee schedules are set forth below. Emerging Markets Portfolio of the SCB Fund, which invests primarily in emerging markets growth and value securities, is also set forth below. Also presented are Portfolio’s effective advisory fees and what would have been the

7	The advisory fee schedule of the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	53

effective advisory fee of the Portfolio had the SCB Fund fee schedules been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Advisory Fee	Portfolio Advisory Fee
International Focus 40 Portfolio	Tax-Managed International Portfolio	92.5 bp on 1st $1 billion 85 bp on next $3 billion 80 bp on next $2 billion 75 bp on next $2 billion 65 bp on next $2 billion 60 bp thereafter	0.925%	1.000%

	International Portfolio	92.5 bp on 1st $1 billion 85 bp on next $3 billion 80 bp on next $2 billion 75 bp on next $2 billion 65 bp thereafter	0.925%	1.000%

	Emerging Markets Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp thereafter	1.175%	1.000%

The Adviser provides emerging markets sub-advisory investment services to an investment company managed by another fund family. The Adviser charges the fees set forth below for such sub-advisory relationship. Also shown are the Portfolio’s advisory fee and the effective management fees of the sub-advisory relationship based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-Advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Focus 40 Portfolio	Client #1	AB Emerging Markets Growth Service – If account size is less than $65 million: 90 bp – If account size is greater than or equal to $65 million: 75 bp	0.750	1.000

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the

54	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment services, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the proposed fee charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers8. Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the estimated asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

8	As previously mentioned, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	55

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s original EG to include peers that have the same expense structure as that of the Portfolio but not the same in the same or similar Lipper investment objective/classification.11

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
International Focus 40 Portfolio	1.000	1.000	5/14

Set forth below is a comparison of the Portfolio’s total expense ratios and the medians of the Portfolio’s EGs and EUs. The Portfolio’s total expense ratio rankings are also shown in the table below.

Fund	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Focus 40 Portfolio	1.550	1.583	6/14	1.526	18/29

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser will utilize two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services to be provided to the Portfolio. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

11	Except for asset (size) comparability, Lipper uses the same EG criteria for selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

13	Total expense ratio information pertains to the Portfolio’s Class A shares.

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In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates will have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio.

The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates will provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, will be the Portfolio’s principal underwriter. ABI and the Adviser will disclose in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB.” The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolio will be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	57

V.	POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

14	The Deli study was originally published in 2002 based on 1997 data.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $482 billion as of January 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed above and the negotiations between the Directors and the Adviser, the Senior Officer’s conclusion is that the revised advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: April 1, 2011

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	59

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

60	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Alliancebernstein Family of Funds

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IF40-0152-1211

SEMI-ANNUAL REPORT

AllianceBernstein Select US Equity Portfolio

December 31, 2011

Semi-Annual Report

February 13, 2012

Semi-Annual Report

A discussion of the Fund’s investment performance is not included in this Semi-Annual Report since it only recently commenced operations on December 8, 2011. A discussion of the Fund’s investment performance will be included in its upcoming Annual Report to Shareholders. AllianceBernstein L.P.
would like to thank you for your interest and investment in the Fund.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 9, 2011+	Ending Account Value December 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,024.00	$1.02	1.60%
Hypothetical**	$1,000	$1,017.09	$8.11	1.60%
Class C
Actual	$1,000	$1,024.00	$1.46	2.30%
Hypothetical**	$1,000	$1,013.57	$11.64	2.30%
Advisor Class
Actual	$1,000	$1,025.00	$0.83	1.30%
Hypothetical**	$1,000	$1,018.60	$6.60	1.30%
Class R
Actual	$1,000	$1,024.70	$1.15	1.80%
Hypothetical**	$1,000	$1,016.09	$9.12	1.80%
Class K
Actual	$1,000	$1,024.80	$0.99	1.55%
Hypothetical**	$1,000	$1,017.34	$7.86	1.55%
Class I
Actual	$1,000	$1,025.00	$0.83	1.30%
Hypothetical**	$1,000	$1,018.60	$6.60	1.30%
+	Commencement of operations.

*	Actual expenses paid are based on the period from December 9, 2011 (commencement of operations) and are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 23/366 (to reflect the since inception period). Hypothetical expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	1

Fund Expenses

PORTFOLIO SUMMARY

December 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3.1

TEN LARGEST HOLDINGS**

December 31, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Golar LNG Partners LP	$90,785	3.0%
Google, Inc. – Class A	81,383	2.7
Union Pacific Corp.	79,137	2.6
US Bancorp	78,905	2.6
Wells Fargo & Co.	77,912	2.5
Apple, Inc.	76,545	2.5
General Electric Co.	72,177	2.3
Exxon Mobil Corp.	72,046	2.3
Southern Co. (The)	70,962	2.3
Home Depot, Inc. (The)	70,123	2.3
	$769,975	25.1%

*	All data are as of December 31, 2011. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 92.4%
Consumer Discretionary – 14.9%
Hotels, Restaurants & Leisure – 6.6%
Las Vegas Sands Corp.(a)	875	$37,389
McDonald’s Corp.	506	50,767
Starbucks Corp.	1,206	55,488
Yum! Brands, Inc.	972	57,357

		201,001

Media – 2.2%
Viacom, Inc.	543	28,958
Viacom, Inc. – Class B	453	20,571
Walt Disney Co. (The)	434	16,275

		65,804

Multiline Retail – 1.1%
Kohl’s Corp.	258	12,732
Macy’s, Inc.	686	22,076

		34,808

Specialty Retail – 3.7%
Bed Bath & Beyond, Inc.(a)	736	42,666
Home Depot, Inc. (The)	1,668	70,123

		112,789

Textiles, Apparel & Luxury Goods – 1.3%
NIKE, Inc. – Class B	427	41,150

		455,552

Information Technology – 14.8%
Communications Equipment – 3.1%
Cisco Systems, Inc.	2,660	48,093
QUALCOMM, Inc.	883	48,300

		96,393

Computers & Peripherals – 2.5%
Apple, Inc.(a)	189	76,545

Internet Software & Services – 3.8%
eBay, Inc.(a)	1,147	34,789
Google, Inc. – Class A(a)	126	81,383

		116,172

IT Services – 3.5%
International Business Machines Corp.	303	55,715
Visa, Inc. – Class A	517	52,491

		108,206

Software – 1.9%
Microsoft Corp.	2,233	57,969

		455,285

Consumer Staples – 12.6%
Beverages – 1.8%
Coca-Cola Co. (The)	787	55,067

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	3

Portfolio of Investments

Company	Shares	U.S. $ Value

Food & Staples Retailing – 3.4%
Costco Wholesale Corp.	445	$37,077
Wal-Mart Stores, Inc.	1,138	68,007

		105,084

Food Products – 4.4%
ConAgra Foods, Inc.	1,216	32,103
General Mills, Inc.	1,032	41,703
Kraft Foods, Inc. – Class A	1,601	59,813

		133,619

Tobacco – 3.0%
Philip Morris International, Inc.	734	57,604
Reynolds American, Inc.	809	33,509

		91,113

		384,883

Energy – 11.8%
Oil, Gas & Consumable Fuels – 11.8%
Apache Corp.	238	21,558
Chevron Corp.	453	48,199
ConocoPhillips	741	53,997
EOG Resources, Inc.	374	36,843
Exxon Mobil Corp.	850	72,046
Golar LNG Ltd.	853	37,916
Golar LNG Partners LP	2,962	90,785

		361,344

Financials – 10.1%
Commercial Banks – 5.1%
US Bancorp	2,917	78,905
Wells Fargo & Co.	2,827	77,912

		156,817

Consumer Finance – 1.3%
American Express Co.	813	38,349

Diversified Financial Services – 1.8%
JPMorgan Chase & Co.	1,686	56,060

Insurance – 1.9%
Berkshire Hathaway, Inc.(a)	757	57,759

		308,985

Industrials – 9.7%
Aerospace & Defense – 2.4%
Boeing Co. (The)	700	51,345
United Technologies Corp.	308	22,512

		73,857

Air Freight & Logistics – 0.7%
FedEx Corp.	259	21,629

Industrial Conglomerates – 2.4%
General Electric Co.	4,030	72,177

4	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 1.6%
Caterpillar, Inc.	554	$50,193

Road & Rail – 2.6%
Union Pacific Corp.	747	79,137

		296,993

Health Care – 9.4%
Health Care Providers & Services – 4.9%
Aetna, Inc.	1,410	59,488
Express Scripts, Inc. – Class A(a)	700	31,283
UnitedHealth Group, Inc.	1,162	58,890

		149,661

Pharmaceuticals – 4.5%
Johnson & Johnson	798	52,333
Pfizer, Inc.	2,786	60,289
Watson Pharmaceuticals, Inc.(a)	432	26,067

		138,689

		288,350

Telecommunication Services – 4.1%
Diversified Telecommunication Services – 2.2%
Verizon Communications, Inc.	1,689	67,763

Wireless Telecommunication Services – 1.9%
American Tower Corp.	95	5,707
American Tower Corp. – Class A	863	51,788

		57,495

		125,258

Utilities – 4.0%
Electric Utilities – 2.3%
Southern Co. (The)	1,533	70,962

Multi-Utilities – 1.7%
DTE Energy Co.	940	51,183

		122,145

Materials – 1.0%
Metals & Mining – 1.0%
Barrick Gold Corp.	666	30,136

Total Common Stocks (cost $2,762,544)		2,828,931

INVESTMENT COMPANIES – 2.7%
Funds and Investment Trusts – 2.7%
Health Care Select Sector SPDR Fund	1,396	48,427
Market Vectors Oil Service ETF	294	33,766

Total Investment Companies (cost $81,468)		82,193

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	5

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 14.2%
Investment Companies – 14.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09% (cost $436,062)	436,062	$436,062

Total Investments – 109.3% (cost $3,280,074)		3,347,186
Other assets less liabilities – (9.3)%		(283,633)

Net Assets – 100.0%		$3,063,553

(a)	Non-income producing security.

See notes to financial statements.

6	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2011 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $2,844,012)	$2,911,124
Affiliated issuers (cost $436,062)	436,062
Cash	11,282
Unamortized offering expense	187,542
Receivable for investment securities sold	69,819
Receivable from Adviser	31,934
Dividends and interest receivable	2,396

Total assets	3,650,159

Liabilities
Payable for investment securities purchased	365,236
Offering expenses payable	200,146
Transfer Agent fee payable	1,156
Distribution fee payable	13
Accrued expenses and other liabilities	20,055

Total liabilities	586,606

Net Assets	$3,063,553

Composition of Net Assets
Capital stock, at par	$601
Additional paid-in capital	3,018,717
Distributions in excess of net investment income	(13,339)
Accumulated net realized loss on investment transactions	(9,538)
Net unrealized appreciation of investments	67,112

$3,063,553

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$10,247	1,000.29	$10.24	*

C	$10,242	1,000	$10.24

Advisor	$15,846	1,546	$10.25

R	$10,246	1,005.82	$10.19

K	$10,247	1,006	$10.19

I	$3,006,725	295,185	$10.19

*	The maximum offering price per share for Class A shares was $10.69, which reflects a sales charge 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	7

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period December 9, 2011(a) to December 31, 2011 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$2,472
Affiliated issuers	16	$2,488

Expenses
Advisory fee (see Note B)	1,448
Distribution fee—Class A	2
Distribution fee—Class C	6
Distribution fee—Class R	3
Distribution fee—Class K	2
Transfer agency—Class A	673
Transfer agency—Class C	673
Transfer agency—Advisor Class	932
Transfer agency—Class I	28
Amortization of offering expenses	12,604
Custodian	5,750
Registration fees	5,612
Administrative	5,000
Legal	3,151
Audit	2,507
Directors’ fees	943
Printing	621
Miscellaneous	322

Total expenses	40,277
Less: expenses waived and reimbursed by the Adviser (see Note B)	(38,382)

Net expenses		1,895

Net investment income		593

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(9,538)
Net change in unrealized appreciation/depreciation of:
Investments		67,112

Net gain on investment transactions		57,574

Net Increase in Net Assets from Operations		$58,167

(a)	Commencement of operations.

See notes to financial statements.

8	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	December 9, 2011(a) to December 31, 2011 (unaudited)
Increase (Decrease) in Net Assets from Operations
Net investment income	$593
Net realized loss on investment transactions	(9,538)
Net change in unrealized appreciation/depreciation of investments	67,112

Net increase in net assets from operations	58,167
Dividends to Shareholders from
Net investment income
Class R	(57)
Class K	(58)
Class I	(13,817)
Capital Stock Transactions
Net increase	3,019,318

Total increase	3,063,553

Net Assets
Beginning of period	– 0	–

End of period (including distributions in excess of net investment income of $(13,339))	$3,063,553

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	9

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—US, AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio and AllianceBernstein Dynamic All Market Portfolio (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Dynamic All Market Portfolio commenced operations on December 19, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Select US Equity Portfolio (the “Fund”). The Fund commenced operations on December 9, 2011. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. As of December 31, 2011, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class A, Class C, Class R and Class K. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

10	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/ dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	11

Notes to Financial Statements

4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2011:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$2,828,931		$	– 0	–	$	– 0	–	$2,828,931
Investment Companies	– 0	–		82,193			– 0	–	82,193
Short-Term Investments	436,062			– 0	–		– 0	–	436,062

Total Investments in Securities	3,264,993			82,193			– 0	–	3,347,186
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total	$3,264,993			$82,193		$	– 0	–	$3,347,186

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards, swap contracts and written option contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

12	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	13

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $200,146 have been deferred and are being amortized on a straight line basis over a one year period starting from December 9, 2011 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.60%, 2.30%, 1.30%, 1.80%, 1.55%, and 1.30% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until December 8, 2014. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded on or before December 8, 2012. This fee waiver and/or expense reimbursement agreement may not be terminated before December 8, 2014. For the period ended December 31, 2011, such reimbursement amounted to $33,382. Such amount is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended December 31, 2011, the Adviser voluntarily waived fees in the amount of $5,000.

14	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $1,156 for the period ended December 31, 2011.

For the period ended December 31, 2011, there was no reduction for the expenses of Class A, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), is a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemption by shareholders of Class C shares for the period ended December 31, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the period ended December 31, 2011 is as follows:

Market Value December 9, 2011(a) (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2011 (000)	Dividend Income (000)
$	– 0 –	$3,003	$2,567	$436	$0	*

(a)	Commencement of operations.

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the period ended December 31, 2011 amounted to $776, of which $0 and $0 was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	15

Notes to Financial Statements

Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $253, $256 and $257 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2011, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$3,380,192		$526,642
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$74,837
Gross unrealized depreciation	(7,725)

Net unrealized appreciation	$67,112

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Fund did not engage in derivative transactions for the period ended December 31, 2011.

16	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	December 9, 2011(a) to December 31, 2011 (unaudited)	December 9, 2011(a) to December 31, 2011 (unaudited)
Class A
Shares sold	1,000	$10,003

Net increase	1,000	$10,003

Class C
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

Advisor Class
Shares sold	1,546	$15,375

Net increase	1,546	$15,375

Class R
Shares sold	1,000	$10,002

Shares issued in reinvestment of dividends	6	57

Net increase	1,006	$10,059

Class K
Shares sold	1,000	$10,002

Shares issued in reinvestment of dividends	6	58

Net increase	1,006	$10,060

Class I
Shares sold	293,821	$2,950,002

Shares issued in reinvestment of dividends	1,364	13,817

Net increase	295,185	$2,963,819

(a)	Commencement of operations.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	17

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Diversification Risk—The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement

18	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE H

Tax Information

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These capital loss carryforwards will retain their character as either short-term or long-term capital losses.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	19

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
December 9, 2011(a) to December 31, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)(d)	.00
Net realized and unrealized gain on investment and foreign currency transactions	.24

Net increase in net asset value from operations	.24

Net asset value, end of period	$ 10.24

Total Return
Total investment return based on net asset value(e)	2.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.60%
Expenses, before waivers/reimbursements(f)	132.77%
Net investment income(f)	.04%
Portfolio turnover rate	18%

See footnote summary on page 25

20	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
December 9, 2011(a) to December 31, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)(d)	(.00)
Net realized and unrealized gain on investment and foreign currency transactions	.24

Net increase in net asset value from operations	.24

Net asset value, end of period	$ 10.24

Total Return
Total investment return based on net asset value(e)	2.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.30%
Expenses, before waivers/reimbursements(f)	133.49%
Net investment loss(f)	(.66)%
Portfolio turnover rate	18%

See footnote summary on page 25

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	21

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
December 9, 2011(a) to December 31, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)(d)	.00
Net realized and unrealized gain on investment and foreign currency transactions	.25

Net increase in net asset value from operations	.25

Net asset value, end of period	$ 10.25

Total Return
Total investment return based on net asset value(e)	2.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.30%
Expenses, before waivers/reimbursements(f)	132.87%
Net investment income(f)	.35%
Portfolio turnover rate	18%

See footnote summary on page 25

22	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
December 9, 2011(a) to December 31, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)(d)	(.00)
Net realized and unrealized gain on investment and foreign currency transactions	.25

Net increase in net asset value from operations	.25

Less: Dividends
Dividends from net investment income	(.06)

Total dividends	(.06)

Net asset value, end of period	$ 10.19

Total Return
Total investment return based on net asset value(e)	2.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.80%
Expenses, before waivers/reimbursements(f)	26.86%
Net investment loss(f)	(.16)%
Portfolio turnover rate	18%

See footnote summary on page 25

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	23

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
December 9, 2011(a) to December 31, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)(d)	.00
Net realized and unrealized gain on investment and foreign currency transactions	.25

Net increase in net asset value from operations	.25

Less: Dividends
Dividends from net investment income	(.06)

Total dividends	(.06)

Net asset value, end of period	$ 10.19

Total Return
Total investment return based on net asset value(e)	2.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.55%
Expenses, before waivers/reimbursements(f)	26.58%
Net investment income(f)	.09%
Portfolio turnover rate	18%

See footnote summary on page 25

24	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
December 9, 2011(a) to December 31, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)(d)	.00
Net realized and unrealized gain on investment and foreign currency transactions	.25

Net increase in net asset value from operations	.25

Less: Dividends
Dividends from net investment income	(.06)

Total dividends	(.06)

Net asset value, end of period	$ 10.19

Total Return
Total investment return based on net asset value(e)	2.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,007
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.30%
Expenses, before waivers/reimbursements(f)	26.24%
Net investment income(f)	.42%
Portfolio turnover rate	18%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	25

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Kurt A. Feuerman(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Mr. Kurt A. Feuerman is the investment professional primarily responsible for the day-to-day management of, and investment decisions for, the Fund’s Portfolio.

26	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Board of Directors

Information Regarding the Review and Approval of the Portfolio’ Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the application of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Select US Equity Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on September 21, 2011.

Prior to approval of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	27

research capabilities of the Adviser and the other resources it has dedicated to performing services for the AllianceBernstein Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements will require the directors’ approval on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares, transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

Since the Portfolio had not yet commenced operations and there were no existing AllianceBernstein funds with the same investment style as the Portfolio, no

28	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

performance or other historical information for the Portfolio was available. The Adviser reviewed with the directors the performance of a private fund with an investment style substantially similar to that of the Portfolio that is managed by the proposed portfolio manager for the Portfolio (the “Private Fund”). The Private Fund information related to periods before the portfolio manager joined the Adviser, and the directors recognized that the information was of limited utility because of additional constraints under the Investment Company Act of 1940 that would apply to the Portfolio and because of differences in fee structure. However, the directors concluded from the Private Fund information that the proposed portfolio manager appeared to have appropriate experience to manage the Portfolio and noted that the Private Fund had achieved favorable investment performance over time. Based on this information, together with the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $100 million. The Lipper analysis reflected the Adviser’s proposed three year expense limitation agreement. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted that the Adviser charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which invest in the same type of securities (i.e., large cap equity or multi-cap equity securities).

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AllianceBernstein Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the estimated total expense ratio of the Class A shares of the Portfolio assuming $100 million in assets under management in

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	29

comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The estimated total expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $100 million, its anticipated contractual effective advisory fee rate of 100 basis points was higher than the Expense Group median of 78 basis points. The directors noted that the Adviser had informed them that, while the Portfolio’s proposed advisory fee was higher than the Expense Group median, in the Adviser’s view, many of the other funds in the Portfolio’s Expense Group differ from the Portfolio in that they are managed to closely mirror a specific benchmark. The Adviser had further informed the directors that there are a number of funds that the Adviser identified as being most similar to the Portfolio based on quantitative factors such as concentration, portfolio turnover, lower than average volatility (as measured by standard deviation), and positive alpha versus the S&P 500, as well as the Adviser’s review of fund disclosure (the “Adviser-Selected Peer Funds”), and that the proposed advisory fee and the expense ratios in the three year expense limitation agreement for the Portfolio are comparable to the advisory fees and total expenses of the Adviser-Selected Peer Funds.

The directors noted that the fee schedule for the Private Fund provided for a fee rate higher than or identical to that proposed for the Portfolio, depending on the amount invested (1.5% for shareholders investing less than $50 million and 1.0% for shareholders investing at least $50 million). They also took into account that the fee rates for the Private Fund had not been determined by the Adviser, but by the former employer of the proposed portfolio manager for the Portfolio.

The directors took into account the Senior Officer’s recommendation that they consider requesting a lower fee rate. The directors noted that they had discussed with the Adviser whether the proposed advisory fee should be lowered, and that they had been satisfied with the Adviser’s rationale for the proposed fee, in particular the comparison with the Adviser-Selected Peer Funds. The directors also took into account the three year expense limitation agreement agreed to by the Adviser.

30	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded that the proposed advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision.

The information reviewed by the directors showed that the Portfolio’s anticipated expense ratio of 160 basis points, which reflected a proposed three year expense limitation agreement between the Portfolio and the Adviser, was higher than the Expense Group median of 130 basis points and the Expense Universe median of 121 basis points. The directors noted the Senior Officer’s recommendation that they seek to address the Portfolio’s relatively high expense ratio and that they had discussed with the Adviser the possible lowering of the maximum expense ratio in the proposed expense limitation agreement to a level closer to that of the Expense Group median. The Adviser had informed the directors that the expense ratio resulted primarily from the level of the advisory fee and was comparable to the expense ratios of the Adviser-Selected Peer Funds. Accordingly, the Adviser did not believe that the proposed expense ratio, which already reflected a subsidy through the Adviser’s expense limitation agreement, would be an impediment to the success of the Portfolio. The directors concluded that the Portfolio’s anticipated expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio does not contain breakpoints that reduce the fee rates on assets above specified levels and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. They also took into account the Senior Officer’s recommendation that they consider asking the Adviser to add breakpoints. They considered the Adviser’s position that the majority of the Adviser-Selected Peer Funds do not have breakpoints. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	31

methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

32	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Select US Equity Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The investment objective of the Portfolio is long-term growth of capital. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in equity securities of U.S. companies. The Portfolio’s investments will be focused on securities of companies with medium and large market capitalizations, although it will be permitted to invest in exchange-traded, small-cap companies. Under normal circumstances, the Portfolio’s holdings will include between 25-75 companies and investments in non-U.S. companies will be limited to a maximum of 10% of the Portfolio’s net assets. The Portfolio may purchase securities in initial public offerings and may engage in relatively frequent trading. The Portfolio may also utilize derivatives, including swaps, and invest a portion of its assets in shares of ETFs. The Adviser proposed the S&P 500 Index to be the primary benchmark for the Portfolio. The Adviser expects Lipper to place the Portfolio in its Large Cap Core category and Morningstar to place Portfolio in its Large Cap Blend category.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	It should be noted that the information in the fee evaluation was completed on September 8, 2011 and discussed with the Board of Directors on September 21, 2011.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	33

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 U.S. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio	Portfolio
100 bp (flat)	Select US Equity Portfolio

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio’s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, through the Portfolio’s first three years of operations. During the three year expense limitation period, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps and the aggregate reimbursements do not

34	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

exceed the offering expenses. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[3]	Fiscal Year End
Select US Equity Portfolio[4]	Advisor	0.90%	1.18%	June 30
	Class A	1.60%	1.88%
	Class C	2.30%	2.58%
	Class R	1.10%	1.38%
	Class K	1.55%	1.83%
	Class I	0.90%	1.18%
	Class1	1.55%	1.83%
	Class2	0.90%	1.18%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to

3	The expense ratios shown are based on an initial estimate of each Portfolio’s net assets at $100 million.

4	Excludes fees and expenses of ETFs.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	35

raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no category in the Form ADV for institutional products that has a substantially similar investment style as the Portfolio.

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”). The NYAG related advisory fee schedules of the AllianceBernstein Mutual Funds are based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule. Set forth below is the category advisory fee schedule applicable to the Portfolio and the effective fee of the Portfolio had the category fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Select US Equity Portfolio	Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	0.650	1.000

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

36	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

The Adviser manages a Delaware limited liability company, AllianceBernstein Select Equity LLC (“Select Equity LLC”), and a British Virgin Islands entity, AllianceBernstein Select Equity LP (“Select Equity LP”), that each serve as a feeder to the same master fund. These private funds have a substantially similar investment strategy as the Portfolio.

Portfolio	Private Funds	Advisory Fee Schedule	Private Funds Effective Fee (%)
Select US Equity Portfolio	Select Equity LLC/Select Equity LP	Advisory fee for shareholders investing less than $50M: 1.50%	1.500

		Advisory fee for shareholders investing at least $50M: 1.00%	1.000

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser is in the process of establishing a Luxembourg fund, which will have a substantially similar investment strategy as the Portfolio. Set forth below is the advisory fee contemplated for the Luxembourg fund:

Portfolio	Luxembourg Fund	Fee (%)[6]
Select US Equity Portfolio	Select Equity UCITs Class A	1.800 (includes distribution costs)

The Adviser has represented that it does not sub-advise any registered investment companies with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual

6	The distribution cost for the Class A shares of a Luxembourg fund managed by the Adviser is generally 0.80%.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “[t]hese comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	37

management fee to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at an initial estimate of the Portfolio’s net assets at $100 million.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper Exp. Group Median (%)	Rank
Select US Equity Portfolio	1.000	0.779	14/16

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Select US Equity Portfolio	1.600	1.300	15/16	1.207	139/154

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

8	Lipper does not consider average account size when constructing EGs. As the Directors are aware, funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Projected total expense ratio information, based on an initial net asset estimate of $100 million, pertains to the Portfolio’s Class A shares.

38	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent, distribution and brokerage related services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser will benefit from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	39

After the Portfolio commences operations, it may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio will be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

40	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $456 billion as of July 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed above, the Senior Officer recommended that the Directors consider asking the Adviser to reduce the proposed advisory fee, add breakpoints to the Portfolio’s advisory fee schedule, and address the Portfolio’s high total expenses. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: October 17, 2011

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	41

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

42	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	43

NOTES

44	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

ALLIANCEBERNSTEIN INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SUE-0152-1211

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: February 23, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: February 23, 2012